Execution Version #94978620v33 US$3,000,000,000 REVOLVING CREDIT AGREEMENT Dated as of November 1, 2021 Among DXC TECHNOLOGY COMPANY as Company THE BANKS NAMED HEREIN as Lenders CITIBANK, N.A. as Administrative Agent CITIBANK EUROPE PLC, UK BRANCH as Swing Line Sub-Agent BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD. and MUFG BANK, LTD. as Syndication Agents CITIBANK, N.A., BOFA SECURITIES, INC., JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD. and MUFG BANK, LTD. as Joint Lead Arrangers and Joint Bookrunners Exhibit 10.1

#94978620v33 TABLE OF CONTENTS PAGE ARTICLE 1 Definitions and Accounting Terms Section 1.01. Certain Defined Terms ..............................................................................1 Section 1.02. Computation of Time Periods .................................................................31 Section 1.03. Accounting Terms ...................................................................................31 Section 1.04. Additional Committed Currencies ..........................................................32 Section 1.05. Rates ........................................................................................................32 Section 1.06. Swing Line Sub-Agent .............................................................................33 Section 1.07. Divisions .................................................................................................33 ARTICLE 2 Amounts and Terms of the Advances Section 2.01. The Advances ..........................................................................................33 Section 2.02. Making the Advances ..............................................................................34 Section 2.03. [Reserved] ...............................................................................................38 Section 2.04. Fees .........................................................................................................38 Section 2.05. Optional Reduction of the Commitments ................................................39 Section 2.06. Repayment and Prepayment of Advances ...............................................39 Section 2.07. Interest on Advances ...............................................................................40 Section 2.08. Interest Rate Determination ....................................................................42 Section 2.09. Voluntary Conversion or Continuation of Advances ..............................43 Section 2.10. Increased Costs .......................................................................................44 Section 2.11. Payments and Computations...................................................................45 Section 2.12. Taxes .......................................................................................................47 Section 2.13. Sharing of Payments, Etc ........................................................................52 Section 2.14. Evidence of Debt .....................................................................................53 Section 2.15. Use of Proceeds ......................................................................................54 Section 2.16. Extension of the Commitment Termination Date ....................................54 Section 2.17. Mitigation Obligations; Replacement of Lenders; Non-Ratable Termination of Commitments ..................................................................55 Section 2.18. Defaulting Lenders..................................................................................57 Section 2.19. Special Purpose Funding Vehicles .........................................................59 Section 2.20. Incremental Commitments ......................................................................60 Section 2.21. New Local Facilities ...............................................................................62 Section 2.22. Benchmark Replacement .........................................................................63

ii #94978620v33 ARTICLE 3 Conditions of Lending Section 3.01. Condition Precedent to Effective Date ...................................................65 Section 3.02. Initial Advance to Each Designated Subsidiary .....................................66 Section 3.03. Conditions Precedent to Each Borrowing ..............................................67 ARTICLE 4 Representations and Warranties Section 4.01. Representations and Warranties of the Company ..................................68 ARTICLE 5 Covenants Section 5.01. Affirmative Covenants of the Company ..................................................71 Section 5.02. Negative Covenants of the Company ......................................................74 ARTICLE 6 Events of Default Section 6.01. Events of Default .....................................................................................76 ARTICLE 7 Guaranty Section 7.01. Unconditional Guaranty .........................................................................79 Section 7.02. Guaranty Absolute ..................................................................................80 Section 7.03. Waivers and Acknowledgments ...............................................................81 Section 7.04. Subrogation .............................................................................................82 Section 7.05. Continuing Guaranty; Assignments ........................................................82 ARTICLE 8 The Agent Section 8.01. Appointment and Authority .....................................................................83 Section 8.02. Rights as a Lender ..................................................................................83 Section 8.03. Exculpatory Provisions ...........................................................................83 Section 8.04. Reliance by Agent ...................................................................................84 Section 8.05. Indemnification .......................................................................................85

iii #94978620v33 Section 8.06. Resignation of Agent ...............................................................................85 Section 8.07. Delegation of Duties ...............................................................................86 Section 8.08. Non-Reliance on Agent and Other Lenders ............................................86 Section 8.09. Other Agents ...........................................................................................86 Section 8.10. Certain ERISA Matters ...........................................................................86 Section 8.11. Erroneous Payments ...............................................................................88 ARTICLE 9 Miscellaneous Section 9.01. Amendments, Etc .....................................................................................91 Section 9.02. Notices, Etc .............................................................................................93 Section 9.03. No Waiver; Remedies ..............................................................................95 Section 9.04. Costs, Expenses and Indemnification .....................................................96 Section 9.05. Right of Set-off ........................................................................................97 Section 9.06. Binding Effect ..........................................................................................98 Section 9.07. Assignments and Participations ..............................................................98 Section 9.08. Designated Subsidiaries........................................................................102 Section 9.09. Governing Law......................................................................................104 Section 9.10. Execution in Counterparts ....................................................................104 Section 9.11. Consent to Jurisdiction; Waiver of Immunities ....................................104 Section 9.12. Substitution of Currency .......................................................................105 Section 9.13. Waiver of Trial by Jury .........................................................................105 Section 9.14. Judgment ...............................................................................................105 Section 9.15. Survival of Certain Provisions ..............................................................106 Section 9.16. Severability ...........................................................................................106 Section 9.17. Headings ...............................................................................................106 Section 9.18. USA PATRIOT Act Notice ....................................................................106 Section 9.19. Confidentiality.......................................................................................107 Section 9.20. No Fiduciary Duty ................................................................................107 Section 9.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions.............................................................................................108

SCHEDULES

Schedule I	Lenders' Commitments	I-1
Schedule II	Pre-Closing Approved Designated Subsidiaries	II-1
Schedule 1.01	Litigation and Investigations	1.01-1
Schedule 2.12(f)(iii)	UK Qualifying Lenders	2.02(f)-1
Schedule 9.02	Agent's Addresses	9.02-1

EXHIBITS

Exhibit A	Form of Notice of Borrowing	A-1
Exhibit B	Form of Assignment and Assumption	B-1
Exhibit C-1	Form of Opinion of Zafar Hasan, Counsel for the Company	C-1-1
Exhibit C-2	Form of Opinion of Counsel to Designated Subsidiary	C-2-1
Exhibit D	Form of Extension Request	D-1
Exhibit E	Form of Designation Agreement	E-1
Exhibit F	Form of Tax Compliance Certificates	F-1

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1 #94978620v33 REVOLVING CREDIT AGREEMENT Dated as of November 1, 2021 This REVOLVING CREDIT AGREEMENT is entered into as of November 1, 2021, among DXC Technology Company, a Nevada corporation (“DXC”), the financial institutions listed on Schedule I hereof (the “Banks”), and Citibank, N.A. (“Citibank”), as administrative agent (the “Agent”) for the Lenders hereunder. In consideration of the premises and the agreements, provisions and covenants herein contained, the Company, the Lenders and the Agent agree as follows: ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Additional Committed Currency” has the meaning specified in Section 1.04. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Agent. “Advance” means a Revolving Advance, an Incremental Advance, a Swing Line Advance or an Other Revolving Credit Advance. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or executive officer (as such term is used in Regulation S-K promulgated under the Securities Act of 1933, as amended) of such Person. Notwithstanding the foregoing, the term “Affiliate” in relation to Raiffeisen Bank International AG shall include any of its direct and indirect shareholders and members of the “Austrian Raiffeisen Banking Group”, being Raiffeisen Bank International AG and each credit institution located in Austria whose name includes the term “Raiffeisen”. “Agent” has the meaning specified in the recital of parties, and in reference to the Swing Line Sub-Facility, includes the Swing Line Sub-Agent as the context may require. “Agent’s Account” means (a) in the case of Advances denominated in US Dollars, Euro or Sterling, the account of the Agent maintained by the Agent at Citibank at its office at Building Ops II, One Penns Way, New Castle, Delaware 19720, Attention: Bank Loan Syndications, (b) in the case of Advances denominated in any other Committed Currency, the account of the Agent designated in writing from time to time by the Agent to the Company and the Appropriate Lenders for such purpose, (c) in the case of Swing Line Advances denominated in Euro or Sterling, the account of the Swing Line Sub-Agent

2 #94978620v33 designated in writing from time to time by the Agent to the Company and the Appropriate Lenders for such purpose and (d) in any such case, such other account of the Agent as is designated in writing from time to time to the Company and the Appropriate Lenders for such purpose. “Agent’s Spot Rate of Exchange” means, in relation to any amount denominated in any currency, and unless expressly provided otherwise, (a) the rate as determined by OANDA Corporation and made available on its website at www.oanda.com/currency/converter/ or (b) if customary in the relevant interbank market, the bid rate that appears on the Reuter’s (Page AFX= or Screen ECB37, as applicable) screen page for cross currency rates, in each case with respect to such currency on the date specified in the definition of “Equivalent”, provided that if such service or screen page ceases to be available, the Agent shall use such other service or page quoting cross currency rates as the Agent determines in its reasonable discretion. “Agent Parties” has the meaning specified in Section 9.02(g)(ii). “Agreement” means this Revolving Credit Agreement, as this Revolving Credit Agreement may be amended, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Lending Office” means, with respect to each Lender or its Affiliates, the office or offices of such Lender or its Affiliates described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Agent. “Applicable Margin” means, for any period for which any interest payment is to be made with respect to any Advance, the interest rate per annum derived by dividing (i) the sum of the Daily Margins for each of the days included in such period by (ii) the number of days included in such period. “Appropriate Lender” means, at any time, with respect to any Facility, a Lender that has a Commitment with respect to such Facility at such time. “Approved Fund” means any fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit B hereto. “Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark for any currency, as applicable, (x) if any then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the

3 #94978620v33 length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.22(d). “Bank Levy” means any amount payable by the Lender or any of its Affiliates under the United Kingdom bank levy introduced by Section 73 of and Schedule 19 to the Finance Act 2011 (as amended) and any other levy or Tax of a similar nature which is imposed by reference to the liabilities, balance sheet or capital base of any financial institution in any jurisdiction. “Bankruptcy Law” means any proceeding of the type referred to in Section 6.01(e) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors. “Banks” has the meaning specified in the recital of parties. “Base Rate” means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of: (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate; (b) 1/2 of one percent per annum above the Federal Funds Rate; and (c) the rate equal to the Reference Rate for US Dollars based on an Interest Period of one month determined for each day that a Base Rate Advance is outstanding (and in respect of any day that is not a Business Day, such rate as in effect on the immediately preceding Business Day) plus 1.00% per annum. “Base Rate Advance” means an Advance denominated in US Dollars which bears interest as provided in Section 2.07(a). “Base Rate Default Interest” has the meaning specified in Section 2.07(a). “Benchmark” means, initially, (i) with respect to amounts denominated in Dollars, Term SOFR, (ii) with respect to amounts denominated in Sterling, SONIA, and (iii) with respect to any amounts denominated in Euro, EURIBOR; provided that if a replacement of an initial or subsequent Benchmark has occurred pursuant to Section 2.22, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, for any Available Tenor: (1) For purposes of replacing Term SOFR, the first alternative set forth below that can be determined by the Agent:

4 #94978620v33 (a) Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Agent and the Company giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. (2) For purposes of replacing any Benchmark (other than Term SOFR), the sum of: (i) the alternate benchmark rate that has been selected by the Agent and the Company giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities denominated in the applicable Committed Currency in the U.S. syndicated loan market and (ii) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars or the applicable Committed Currency. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation

5 #94978620v33 thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of

6 #94978620v33 information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to the then-current Benchmark for any currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.22 and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.22. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower Agent” has the meaning specified in Section 9.08(c). “Borrower DTTP Filing” means an HMRC Form DTTP2 duly completed and filed by the relevant United Kingdom incorporated Borrower; which (a) where it relates to a UK Treaty Lender that is a Lender (or its Applicable Lending Office) as at the date of this Agreement, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender’s or its Applicable Lending Office’s name in Schedule 2.12(f)(iii); and (i) where the relevant Borrower is a Borrower as at the date of this Agreement, is filed with HMRC within thirty (30) days of this Agreement; or (ii) where the relevant Borrower is not a Borrower as at the date of this Agreement, is filed with HMRC within thirty (30) days on which that Borrower becomes a Borrower under this Agreement; or

7 #94978620v33 (b) where it relates to a UK Treaty Lender that is not a Lender as at the date of this Agreement, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the documentation which it executes on becoming a party as a Lender; and (i) where the relevant Borrower is a Borrower as at the date on which that UK Treaty Lender becomes a party as a Lender, is filed with HMRC within thirty (30) days of that date; or (ii) where the relevant Borrower is not a Borrower as at the date on which that UK Treaty Lender becomes a party as a Lender, is filed with HMRC within thirty (30) days of the date on which that Borrower becomes a Borrower under this Agreement “Borrowers” means, collectively, the Company and the Designated Subsidiaries from time to time. “Borrowing” means a borrowing of Advances of the same Type and in the same currency made by each of the Appropriate Lenders pursuant to this Agreement on the same date to the applicable Borrower pursuant to the same Notice of Borrowing. “Borrowing Minimum” means, in respect of Advances denominated in US Dollars, US$10,000,000, in respect of Advances denominated in Sterling, £10,000,000, and, in respect of Advances denominated in Euros, €10,000,000. “Borrowing Multiple” means, in respect of Advances denominated in US Dollars, US$1,000,000, in respect of Advances denominated in Sterling, £1,000,000, and, in respect of Advances denominated in Euros, €1,000,000. “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and if the applicable Business Day relates to any Reference Rate Advances, on which banks are not required or authorized by law to close in London (in the case of an Advance denominated in Sterling other than in respect of interest rate settings) or the country of issue of the currency of such Reference Rate Advance (or, in the case of an Advance denominated in Euro, a day that is also a TARGET Day); provided, that if such day relates to any interest rate settings as to any Advances denominated in Sterling, the term “Business Day” means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom. “Capital Lease” means, with respect to any Person, any lease of any property by that Person as lessee which would, in conformity with GAAP, be required to be accounted for as a finance lease on the balance sheet of that Person. “Change in Tax Law” means any change which occurs after the date of this Agreement or, if later, after the date on which the relevant Lender became a Lender pursuant to this Agreement (as applicable) in (or in the interpretation, administration or

8 #94978620v33 application of) any law or regulation or treaty or any published practice or published concession of any relevant tax authority. “Citibank” has the meaning specified in the recital of parties. “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means a Revolving Commitment, a Swing Line Commitment or an Incremental Commitment. “Commitment Termination Date” means, with respect to any Lender, November 1, 2026, or such later date as may be extended from time to time pursuant to Section 2.16 (or if any such date is not a Business Day, the next preceding Business Day) with the consent of such Lender. “Committed Currencies” means (a) with respect to the Revolving Facility, Euro and Sterling, (b) with respect to each Incremental Facility, such currency or currencies as shall be designated in the applicable Incremental Assumption Agreement and (c) in the case of each Facility, each Additional Committed Currency that is approved with respect to such Facility in accordance with Section 1.04. “Communications” has the meaning specified in Section 9.02(g)(ii). “Company” means DXC. “Conforming Changes” means, with respect to SONIA, Term SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including, without limitation, changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “SONIA,” the definition of “Term SOFR,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definitions of “SONIA”, “Term SOFR,” and/or “Benchmark Replacement”, the formula, methodology or convention for applying the successor Floor to SONIA, Term SOFR or the successor Benchmark Replacement and other technical, administrative or operational matters) that the Agent decides (in consultation with the Company) may be appropriate to reflect the adoption and implementation of SONIA, Term SOFR or Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of SONIA, Term SOFR or Benchmark Replacement exists, in such other manner of administration as the Agent decides (in consultation with the Company) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consenting Lender” has the meaning specified in Section 2.16.

9 #94978620v33 “Consolidated EBITDA” means, for any period, the sum of (a) net income, plus (b) to the extent (except in the case of clause (b)(xvii) below) deducted in determining net income for such period, the sum of (i) provisions for income taxes, plus (ii) consolidated interest expense and preferred dividends, plus (iii) depreciation and amortization (including, but not limited to, deferred financing costs, organization costs, goodwill, comprehensive income and non-compete amortization), plus (iv) extraordinary, unusual and non-recurring losses and charges, plus (v) other non-cash charges, plus (vi) fees, costs and expenses (including amounts in respect of settlements or judgments) related to, and any reserves established in respect of, the litigation and investigations identified on Schedule 1.01 hereof plus (vii) debt extinguishment charges and expenses, plus (viii) foreign currency translation losses, plus (ix) losses on investments, plus (x) mark-to-market and foreign currency conversion losses on hedging transactions and intercompany accounts, plus (xi) non-compete expenses, plus (xii) losses on sales of fixed assets not in the ordinary course of business, after giving effect to any related charges for, reduction of or provisions for taxes thereon, plus (xiii) minority interests, plus (xiv) charges and expenses arising from any changes in accounting with respect to pensions, plus (xv) charges and expense arising from any revaluation, lump-sum settlement, annuitization of pension assets and liabilities or contractual termination benefits, plus (xvi) fees, costs and expenses incurred in connection with (x) this Agreement or (y) any proposed or consummated acquisition permitted hereunder, plus (xvii) cost savings, operating expense reductions and synergies resulting from, or related to, mergers and other business combinations, acquisitions, divestitures, restructurings, cost savings initiatives and other similar initiatives and actions that are projected by the Company in good faith to be realized within 12 months from the fiscal quarter ended immediately after a merger or other business combination, acquisition or divestiture is consummated or any other restructuring, cost savings initiative or other initiative or action (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that the aggregate amount of cost savings, operating expense reductions and synergies included pursuant to this clause (xvii), other than any cost savings, operating expense reductions and synergies of the type that would be permitted to be included in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, shall not exceed $250,000,000; provided further that no cost savings, operating expense reductions and synergies shall be added back pursuant to this clause (xvii) to the extent duplicative of any expenses or charges otherwise added back to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, minus (c) to the extent included in the calculation of net income for such period, the sum of (i) extraordinary, unusual or non-recurring gains, plus (ii) debt extinguishment gains, plus (iii) foreign currency translation gains, plus (iv) gains on investments, plus (v) mark-to-market and foreign currency conversion gains on hedging transactions and intercompany accounts, plus (vi) gains on sales of fixed assets not in the ordinary course of business, after giving effect to any related charges for, reduction of or provisions for, taxes thereon, plus (vii) other income (including other income attributable to minority interests). For the purpose of calculating Consolidated EBITDA for any Person for any period, if during such period such Person or any Subsidiary of such Person shall

10 #94978620v33 have made a Material Acquisition or Material Disposition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such Material Acquisition or Material Disposition as if such Material Acquisition or Material Disposition occurred on the first day of such period. “Material Acquisition” means any acquisition or series of related acquisitions that involves consideration (including non-cash consideration) with a fair market value, as of the date of the closing thereof, in excess of US$100,000,000; provided that the Company may, in its sole discretion, treat an acquisition or series of related acquisitions that involve consideration of less than US$100,000,000 as a Material Acquisition. “Material Disposition” means any disposition of property or series of related dispositions of property that involves consideration (including non-cash consideration) with a fair market value, as of the date of the closing thereof, in excess of US$100,000,000; provided that the Company may, in its sole discretion, treat a disposition or series of related dispositions that involves consideration of less than US$100,000,000 as a Material Disposition. “Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Debt of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, net costs under Interest Rate Agreements and amounts referred to in Section 2.04 payable to the Agent and the Lenders that are considered interest expense in accordance with GAAP, but excluding, however (a) any such amounts referred to in Section 2.04(b) payable on or before the Effective Date and (b) net interest and charges in connection with cash pooling and multi-currency notional pooling programs. “Consolidated Total Debt” means, as of any date of determination, all Debt (excluding Equity-linked Debt and “advances” and “overdrafts” in respect of cash pooling and multi-currency notional pooling programs) of the Company and its Subsidiaries on a consolidated basis. “Consolidated Total Net Debt” means, as of any date of determination, Consolidated Total Debt minus the aggregate amount of all cash and cash equivalents on the balance sheet of the Company and its Subsidiaries as of such date; provided that such cash and cash equivalents do not appear (and in accordance with GAAP would not be required to appear) as “restricted” on the consolidated balance sheet of the Company and its Subsidiaries. “Convert,” “Conversion” and “Converted” each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.09. “CTA” means the UK Corporation Tax Act 2009. “Current Anniversary Date” has the meaning specified in Section 2.16. “Customary Permitted Liens” means, with respect to any Person, any of the following Liens:

11 #94978620v33 (a) Liens with respect to the payment of taxes, assessments or governmental charges in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (b) Liens of landlords arising by statute or lease contracts entered into in the ordinary course, inchoate, statutory or construction liens, and liens of suppliers, mechanics, carriers, materialmen, warehousemen, producers, operators or workmen and other liens imposed by law created in the ordinary course of business for amounts not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (c) liens, pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits, taxes, assessments, statutory obligations or other similar charges or to secure the performance of bids, tenders, sales, leases, contracts (other than for the repayment of borrowed money), including those to secure environmental, health and safety obligations, or in connection with surety, appeal, customs or performance bonds or other similar instruments; (d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property and not materially interfering with the ordinary conduct of the business conducted at such real property; (e) encumbrances arising under leases or subleases of real property that do not, individually or in the aggregate, materially detract from the value of such real property or materially interfere with the ordinary conduct of the business conducted at such real property; (f) encumbrances arising under any licenses or sublicenses of, or covenants not to sue or other rights with respect to, intellectual property granted in the ordinary course of such Person’s business; (g) financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business; and (h) liens, pledges or deposits made in the ordinary course of banking arrangements in connection with any netting or set-off arrangements for the purpose of netting debit and credit balances. “Daily Margin” means, for any date of determination, the interest rate per annum set forth in the table below that corresponds to (i) the Level applicable to the Company in respect of its Rating as set forth below for such date of determination and (ii) the Type of Advance (specified by the applicable Reference Rate for Reference Rate Advances):

12 #94978620v33 Daily Margin for Type/Refere nce Rate Term SOFR SONIA EURIBOR Base Rate Level 1 1.02448% 0.9426% 0.910% 0.000% Level 2 1.12948% 1.0476% 1.015% 0.015% Level 3 1.23948% 1.1576% 1.125% 0.125% Level 4 1.31448% 1.2326% 1.200% 0.200% Level 5 1.48948% 1.4076% 1.375% 0.375% “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion. “Debt” means, with respect to any Person, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments and (c) obligations of such Person as lessee under Capital Leases; provided that “Debt” shall not include borrowings against the cash surrender value of life insurance policies covering employees of the Company or its Affiliates and owned by the Company so long as (i) recourse for such borrowings is limited to such policies and the proceeds thereof and (ii) any value assigned to such policies on the consolidated financial statements of the Company and its Subsidiaries is net of the amount of such borrowings. “Defaulting Lender” means at any time, subject to Section 2.18(b), (i) any Lender that has failed for three or more Business Days to comply with its obligations under this Agreement to make an Advance, or fails to fund participations in Swing Line Advances within three Business Days of the date required to be funded, unless, in the case of any Advance, such Lender has notified the Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Lender that has notified the Agent, any Swing Line Bank or the Company in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) any Lender that has defaulted on its funding obligations under other loan agreements or credit agreements generally under which it has commitments to extend credit or that has notified, or whose Parent Company has notified, the Agent or the Company in writing, or has stated

13 #94978620v33 publicly, that it does not intend to comply with its funding obligations under loan agreements or credit agreements generally, (iv) any Lender that has, for three or more Business Days after written request of the Agent, any Swing Line Bank or the Company, failed to confirm in writing to the Agent, each Swing Line Bank and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Agent’s, each Swing Line Bank’s and the Company’s receipt of such written confirmation), or (v) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company; provided that a Lender Insolvency Event shall not be deemed to occur with respect to a Lender or its Parent Company solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Parent Company by a governmental authority or instrumentality thereof. Any determination by the Agent that a Lender is a Defaulting Lender under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.18(b)) upon notification of such determination by the Agent to the Company, each Swing Line Bank and the Lenders. “Designated Subsidiary” means any direct or indirect wholly-owned Subsidiary of the Company designated for borrowing privileges under this Agreement pursuant to Section 9.08. “Designation Agreement” means, with respect to any Designated Subsidiary, an agreement in the form of Exhibit E hereto signed by such Designated Subsidiary and the Company. “Determination Date” has the meaning specified in Section 2.16. “Effective Date” means November 1, 2021, so long as the conditions precedent set forth in Section 3.01 have been satisfied. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.07(b)(iii)). “Eligible Lenders” has the meaning specified in Section 2.16. “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was maintained or contributed to by the Company, its Subsidiaries or any of its ERISA Affiliates. “Environmental Law” means any and all applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other legally binding governmental restrictions with or of any federal, state or local governmental authority within the United States or any State or territory thereof and which relate to the pollution or protection of the environment or the release of any hazardous substances into the environment.

14 #94978620v33 “Equity-linked Debt” means Debt that is required to be converted at, or prior to, maturity into equity securities of the Company. “Equivalent” of a currency for another currency means the Agent’s Spot Rate of Exchange of such currency at approximately 11:00 a.m. (London time) on the date as of which the foreign exchange computation is made. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member and (c) solely for purposes of Section 302 of ERISA and Section 412 of the Code, any Person that is treated as a single employer under Sections 414(m) or (o) of the Code. “ERISA Event” means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (b) the provision by the administrator of any Pension Plan of a notice of intent to terminate such Pension Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the Company or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by the Company or any ERISA Affiliate to make a payment to a Pension Plan required under Section 303(k) of ERISA, which Section imposes a lien for failure to make required payments; (f) the institution by the PBGC of proceedings to terminate a Pension Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which, in the reasonable judgment of the Company, might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan; (g) the withdrawal by the Company or any ERISA Affiliate from any Multiemployer Plan or the termination of such Multiemployer Plan resulting in liability pursuant to Title IV of ERISA; (h) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); or (i) the incurrence of liability or the imposition of a Lien pursuant to Section 436 or 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan. “Erroneous Payment” has the meaning assigned to it in Section 8.11(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.11(d)(i). “Erroneous Payment Impacted Type” has the meaning assigned to it in Section 8.11(d)(i).

15 #94978620v33 “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.11(d)(i). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.11(e). “€STR” has the meaning provided in the definition of “Overnight Reference Rate.” “€STR Administrator” has the meaning provided in the definition of “Overnight Reference Rate.” “€STR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the €STR Administrator from time to time. “EURIBOR” means, for any Interest Period for each Advance denominated in Euro comprising part of the same Borrowing, an interest rate per annum equal to the Euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) at or about 11:00 A.M. (Central European time) two TARGET Days before the first day of such Interest Period or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying an average rate of the European Money Markets Institute as the Agent, after consultation with the Lenders and the Company, shall reasonably select; provided that any comparable or successor rate shall be applied in a manner consistent with market practice. “Euro” and “€” mean the single currency of the Participating Member States. “Events of Default” has the meaning specified in Section 6.01. “Exchange Act Report” means, collectively, the Annual Reports of DXC on Form 10-K, the Quarterly Reports on Form 10-Q, and Reports on Form 8-K of DXC, in each case, if any, filed with or furnished to the SEC from time to time. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Company under Section 2.17(b)) or (ii) such Lender changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to

16 #94978620v33 such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Applicable Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.12(f), (d) any withholding Taxes imposed under FATCA and (e) in the case of a Lender which has made a Loan to a Borrower incorporated in the United Kingdom, any UK Excluded Taxes, and (f) any Bank Levy. “Existing Credit Agreement” means the Amended and Restated Credit Agreement, dated as of October 11, 2013, among the Company, the financial institutions party thereto and Citibank, N.A., as agent for such lenders, as amended, amended and restated or otherwise modified and as in effect immediately prior to the Effective Date. “Extension Request” has the meaning specified in Section 2.16. “Facility” means the Revolving Facility, the Swing Line Sub-Facility, an Incremental Facility, if any, or a New Local Facility, if any, as applicable. “Facility Fee Rate” means, for any date of determination, the rate per annum set forth in the table below that corresponds to the Level applicable to the Company in respect of its Rating as set forth below for such date of determination: Facility Fee Rate Level 1 0.090% Level 2 0.110% Level 3 0.125% Level 4 0.175% Level 5 0.250% “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by

17 #94978620v33 it. If the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution and delivery of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the initial Benchmark for each currency provided for hereunder, which, for the avoidance of doubt, is zero on the Effective Date. “Foreign Lender” means a Lender that is not a U.S. Person. “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 2.19. “Guaranteed Obligations” has the meaning specified in Section 7.01. “Holding Company” has the meaning specified in Section 6.01(h). “Increased Amount Date” has the meaning specified in Section 2.20(a). “Incremental Advances” means Advances made by one or more Incremental Lenders to the Borrowers pursuant to this Agreement. Incremental Advances may be made in the form of additional Revolving Advances or, to the extent permitted by Section 2.20 and provided for in the relevant Incremental Assumption Agreement, as Other Revolving Credit Advances. “Incremental Amount” shall mean, at any time, the excess, if any, of (a) the sum of US$1,000,000,000 plus the aggregate amount of reductions of Commitments prior to such time in accordance with Section 2.05 over (b) the aggregate amount of all Incremental Commitments established prior to such time in accordance with Section 2.20 (it being understood that the aggregate Commitments (including all Incremental Commitments) in effect at any time shall not exceed $4,000,000,000). “Incremental Assumption Agreement” has the meaning specified in Section 2.20(b).

18 #94978620v33 “Incremental Borrowing” means a borrowing consisting of simultaneous Incremental Advances of the same Type and, in the case of Reference Rate Advances, having the same currency and Interest Period. “Incremental Commitment” means the commitment of any Incremental Lender, established pursuant to Section 2.20, to make Incremental Advances to the Borrowers. “Incremental Facility” means, at any time, the aggregate amount of Incremental Commitments of the Incremental Lenders party to the Incremental Assumption Agreement related thereto that relate to Other Revolving Credit Advances. “Incremental Facility Amendment” has the meaning specified in Section 2.20(a). “Incremental Lender” shall mean any bank, financial institution or other investor with an Incremental Commitment or an outstanding Incremental Advance. “Indemnified Person” has the meaning specified in Section 9.04(c). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Interest Period” means, (a) for each Reference Rate Advance denominated in US Dollars comprising part of the same Borrowing, the period commencing on the date of such Reference Rate Advance or on the date of Conversion of a Base Rate Advance into a Reference Rate Advance and ending one month thereafter and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending one month thereafter and (b) for each Reference Rate Advance denominated in Euros comprising part of the same Borrowing, the period commencing on the date of such Reference Rate Advance or on the date of continuation of such Advance as a Reference Rate Advance upon expiration of successive Interest Periods applicable thereto, or on the date of Conversion of a Base Rate Advance into a Reference Rate Advance, and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions hereof. The duration of each such Interest Period for a Reference Rate Advance denominated in Euros shall be one, three or six months, as such Borrower may select in the Notice of Borrowing or the Notice of Conversion/Continuation for such Advance; provided, however, that: (i) no Borrower may select any Interest Period with respect to a Borrowing under any Facility which ends after the Commitment Termination Date of any Appropriate Lender in respect of such Facility then in effect; (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration; (iii) any Interest Period that begins on the last Business Day of any calendar month, or on any day for which there is no corresponding day in the last

19 #94978620v33 month of such Interest Period, shall end on the last Business Day of the month at the end of such Interest Period; and (iv) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day. “Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which the Company or any of its Subsidiaries is a party. “IRS” means the United States Internal Revenue Service. “ITA” means the UK Income Tax Act 2007. “Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a Bail- In Action (as defined in Section 9.21) or a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment. “Lenders” means the Revolving Lenders, each Swing Line Bank, the Incremental Lenders, if any, and the New Local Facility Lenders, if any. “Level” means Level 1, Level 2, Level 3, Level 4 or Level 5, as the case may be. “Level 1” means that, as of any date of determination, the applicable Rating is equal to or better than A- (in the case of a Rating from S&P) or A3 (in the case of a Rating from Moody’s), as applicable, as of such date of determination. “Level 2” means that, as of any date of determination, the applicable Rating is equal to BBB+ (in the case of a Rating from S&P) or Baa1 (in the case of a Rating from Moody’s), as applicable, as of such date of determination. “Level 3” means that, as of any date of determination, the applicable Rating is equal to BBB (in the case of a Rating from S&P) or Baa2 (in the case of a Rating from Moody’s), as applicable, as of such date of determination. “Level 4” means that, as of any date of determination, the applicable Rating is equal to BBB- (in the case of a Rating from S&P) or Baa3 (in the case of a Rating from Moody’s), as applicable, as of such date of determination.

20 #94978620v33 “Level 5” means that, as of any date of determination, the applicable Rating is below BBB- (in the case of a Rating from S&P) or Baa3 (in the case of a Rating from Moody’s), as applicable, as of such date of determination, or the only Rating is a private rating and the Company will not authorize the applicable rating agency to make such Rating available to the Agent and the Lenders. “Lien” means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any interest of a vendor or lessor under any conditional sale or other title retention agreement and any lease in the nature thereof). “Loan Document” means this Agreement, any Note, any Designation Agreement, any Incremental Facility Amendment and any Local Facility Amendment. “Local Facility Amendment” has the meaning specified in Section 2.21(a). “Majority Facility Lenders” means at any time, with respect to any Facility, Lenders holding greater than 50% of the then aggregate unpaid principal amount of the Advances held by all Lenders under a Facility, or, if no such principal amount is then outstanding, Lenders having greater than 50% of the all of the Commitments under such Facility (provided that, for purposes hereof, neither the Company, nor any of its Affiliates, if a Lender, nor any Defaulting Lender, shall be included in (a) the Lenders holding such amount of the Advances or having such amount of the Commitments or (b) determining the aggregate unpaid principal amount of the Advances or the total Commitments). “Majority Lenders” means at any time Lenders holding greater than 50% of the then aggregate unpaid principal amount of the Advances held by all Lenders, or, if no such principal amount is then outstanding, Lenders having greater than 50% of the aggregate Commitments (provided that, for purposes hereof, no Defaulting Lender, shall be included in (a) the Lenders holding such amount of the Advances or having such amount of the Commitments or (b) determining the aggregate unpaid principal amount of the Advances or the total Commitments). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) of ERISA, that is subject to the provisions of Title IV of ERISA, and in respect to which the Company or any ERISA Affiliate of the Company is making, or is obligated to make, contributions or has within any of the preceding six plan years been obligated to make contributions. “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or an ERISA Affiliate and at least one Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4063, 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “New Local Facility” has the meaning specified in Section 2.21(a).

21 #94978620v33 “New Local Facility Lender” has the meaning specified in Section 2.21(a). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all affected Lenders in accordance with the terms of Section 9.01 and (ii) has been approved by the Majority Lenders. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “Non-Extending Lender” has the meaning specified in Section 2.16. “Note” means a promissory note of a Borrower payable to the order of any Lender, delivered pursuant to a request made under Section 2.14, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Advances made by such Lender. “Notice of Borrowing” has the meaning specified in Section 2.02(a)(i). “Notice of Conversion/Continuation” has the meaning specified in Section 2.09. “Notice of Swing Line Borrowing” has the meaning specified in Section 2.02(a)(ii). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document). “Other Revolving Credit Advances” has the meaning specified in Section 2.20(a). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17). “Overnight Reference Rate” means (a) with respect to Swing Line Advances denominated in Euros, the rate per annum equal to the Euro Short Term Rate (“€STR”) as administered by European Central Bank (or any other person which takes over the administration of that rate, the “€STR Administrator”) displayed on the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for €STR identified as such by the €STR Administrator from time to time on the Business Day preceding the date of determination; if by 5:00 pm (local time for the €STR Administrator) on the second (2nd) Business Day immediately following any day (the “€STR

22 #94978620v33 Determination Date”) in respect of such €STR Determination Date has not been published on the €STR Administrator’s Website and a Benchmark Replacement Date with respect to €STR has not occurred, then €STR for such €STR Determination Date will be €STR as published in respect of the first preceding Business Day for which €STR was published on the €STR Administrator’s Website; provided that €STR determined pursuant to this sentence shall be utilized for purposes of calculation of €STR for no more than three (3) consecutive days; and (b) with respect to Swing Line Advances denominated in Sterling, the rate per annum equal to SONIA. If the Overnight Reference Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, or if such Lender does not have a bank holding company, then any corporation, association, partnership or other business entity owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender. “Participant” has the meaning specified in Section 9.07(d). “Participant Register” has the meaning specified in Section 9.07(d). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Payment Recipient” has the meaning assigned to it in Section 8.11(a). “PBGC” means the U.S. Pension Benefit Guaranty Corporation. “Pension Plan” means a Single Employer Plan or a Multiple Employer Plan or both. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Platform” has the meaning specified in Section 9.02(g)(i). “Potential Event of Default” means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period. “Pre-Closing Approved Designated Subsidiary” means each Subsidiary of the Company listed on Schedule II hereto. “Protesting Lender” has the meaning specified in Section 9.08(a).

23 #94978620v33 “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Ratable Share” of any amount means, with respect to any Lender under any Facility at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Commitment under such Facility at such time (or, if such Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s applicable Commitment as in effect immediately prior to such termination) and the denominator of which is the aggregate amount of all Commitments under such Facility at such time (or, if such Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the aggregate amount of all such Commitments as in effect immediately prior to such termination). “Rating” means as of any date, the public rating that has been most recently announced by any of S&P or Moody’s, as the case may be, with respect to the senior, unsecured, non-credit enhanced, long-term debt securities of the Company, or if any such rating agency shall have issued more than one such public rating, the lowest such public rating issued by such rating agency. For purposes of determining the Daily Margin and the Facility Fee Rate, (a) if any change in the Rating established by S&P or Moody’s shall result in a change in the Level, the change in the Daily Margin and the Facility Fee Rate shall be effective as of the date on which such rating change is publicly announced by S&P or Moody’s, as the case may be, (b) if Ratings are available from only one of S&P or Moody’s, then the applicable Level shall be set by reference to this one Rating, (c) if Ratings are available from each of S&P and Moody’s and such Ratings fall within two different Levels, then the higher of such Ratings shall apply, unless there is a split in such Ratings of more than one Level, in which case the Level that is one Level higher than the Level of the lower Rating shall apply, (d) if Ratings are unavailable from S&P and Moody’s for any reason other than such agencies cease providing public debt ratings generally for any day, then the applicable Level for such day shall be deemed to be Level 5; and (e) if either of S&P or Moody’s change the basis on which their ratings are established and or described, each reference in this Agreement to a Rating announced by S&P or Moody’s, as the case may be, shall be deemed to refer to the then equivalent rating established by S&P or Moody’s. “Recipient” means (a) the Agent, (b) any Lender and (c) any SPC, as applicable. “Reference Rate” means: (a) with respect to any Advance denominated in US Dollars, Term SOFR; (b) with respect to any Advance denominated in Euro, EURIBOR; and (c) with respect to any Advance denominated in Sterling, SONIA; provided that, if the Reference Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

24 #94978620v33 “Reference Rate Advance” means an Advance denominated in US Dollars or any Committed Currency which bears interest as provided in Section 2.07(b). “Reference Rate Default Interest” has the meaning specified in Section 2.07(b). “Register” has the meaning specified in Section 9.07(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, US Dollars, the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Committed Currency, (1) the central bank for such Committed Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Replaced Advances” has the meaning specified in Section 9.01. “Replacement Advances” has the meaning specified in Section 9.01. “Revolving Advance” means an Advance by a Revolving Lender to any Borrower as part of a Borrowing under the Revolving Facility and refers to a Base Rate Advance or a Reference Rate Advance (each of which shall be a “Type” of Revolving Advance). “Revolving Commitment” means as to any Revolving Lender (a) the US Dollar amount set forth opposite such Lender’s name on Schedule I hereto as such Lender’s “Revolving Commitment”, (b) if such Lender has become a Lender hereunder pursuant to an Incremental Assumption Agreement, the US Dollar amount set forth in such Incremental Assumption Agreement or (c) if such Lender has entered into an Assignment and Assumption, the US Dollar amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c), as such amount may be reduced pursuant to Section 2.05 or increased pursuant to Section 2.20.

25 #94978620v33 “Revolving Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time. “Revolving Lenders” means the Banks listed on Schedule I as having a Revolving Commitment and any other Person that shall have become party hereto with a Revolving Commitment pursuant to an Incremental Assumption Agreement or an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “S&P” means S&P Global Ratings and any successor thereto. “Sanctioned Country” means, at any time, a country or territory which is the subject or target of any comprehensive territorial Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions- related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, or the European Union, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “SEC” means the Securities and Exchange Commission and any successor agency. “Significant Subsidiary” means, at any time, any Subsidiary of the Company which accounts for more than 5% of consolidated total assets or 5% of consolidated revenue of the Company determined in accordance with GAAP. “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or any ERISA Affiliate and no Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4062 or 4069 of ERISA in the event such plan has been or were to be terminated. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average as administered by the SONIA Administrator published on the fifth Business Day preceding such date on the SONIA Administrator’s Website; provided

26 #94978620v33 however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto. If by 5:00 pm (London time) on the second Business Day immediately following any determination date SONIA in respect of such day has not been published on the SONIA Administrator’s Website and a Benchmark Transition Event with respect to SONIA has not occurred, then SONIA will be as published in respect of the first preceding Business Day for which SONIA was published on the SONIA Administrator’s Website; provided that SONIA determined pursuant to this sentence shall be utilized for no more than three (3) consecutive days. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SPC” has the meaning specified in Section 2.19. “Sterling” and “£” means the lawful currency of the United Kingdom. “Subsidiary” of any Person means any corporation, association, partnership or other business entity of which at least 50% of the total voting power of shares of stock or other securities entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. “Swing Line Advance” means an Advance under the Swing Line Sub-Facility made in Euro or Sterling pursuant to Section 2.01(b). “Swing Line Bank” means, initially, each of Citibank, N.A. or its Affiliate, Bank of America, N.A. or its Affiliate, JPMorgan Chase Bank, N.A. or its Affiliate, Mizuho Bank, Ltd. or its Affiliate, and MUFG Bank, Ltd. or its Affiliate, each in its capacity as provider of Swing Line Advances, and additionally, any other Lender or its Affiliate that agrees to serve as a Swing Line Bank and has provided the Company and the Agent evidence of its Swing Line Commitment, or any successor swing line lender hereunder. “Swing Line Commitment” means, for each Person serving as a Swing Line Bank on the date hereof, the US Dollar amount set forth opposite such Person’s name on Schedule I hereto as such Person’s “Swing Line Commitment”, and for any other Swing Line Bank, such amount as shall be notified to the Agent and the Company. “Swing Line Default Interest” has the meaning specified in Section 2.07(c). “Swing Line Sub-Agent” means Citibank Europe Plc, UK Branch, or such other branch or Affiliate of Citibank, N.A. as may be appointed by the Agent from time to time by notice to the Company and the Revolving Lenders.

27 #94978620v33 “Swing Line Sub-Facility” means an amount equal to the lesser of (a) US$250,000,000 and (b) the Revolving Facility. The Swing Line Sub-Facility is part of, and not in addition to, the Revolving Facility. “TARGET Day” means any day on which TARGET2 is open for business. “TARGET2” means the Trans-European Automated Real Time Gross Settlement Express transfer payment system which utilizes a single shared platform and which was launched on 19 November 2007. “Tax Confirmation” means, in respect of an advance to a Borrower incorporated in the United Kingdom, a confirmation by a Lender which has made an advance that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Term SOFR” means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to

28 #94978620v33 the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. “Termination Date” means (a) with respect to any Revolving Lender or Swing Line Bank, the earlier of (i) the Commitment Termination Date of such Lender and (ii) the date of termination in whole of the Commitments of all Lenders pursuant to Section 2.05 or 6.01 and (b) with respect to each Incremental Facility, if any, the date specified as such in the respective Incremental Assumption Agreement. “UK Excluded Taxes” means any deduction or withholding for or on account of United Kingdom income Tax in respect of a payment under a Loan Document to a Lender by a Borrower incorporated in the United Kingdom if, on the date on which the payment falls due: (a) the payment could have been made to the relevant Lender without such deduction or withholding if the Lender had been a UK Qualifying Lender, but on that date the Lender is not, or has ceased to be, a UK Qualifying Lender other than as a result of any Change in Tax Law; (b) the relevant Lender is a UK Treaty Lender and the relevant Borrower is able to demonstrate that the payment could have been made to the Lender without such deduction or withholding had that Lender complied with its obligations under Section 2.12(f)(i) and 2.12(f)(iii); (c) the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (b) of the definition of “UK Qualifying Lender” and: (i) an officer of HMRC has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the relevant Borrower a certified copy of that Direction; and (ii) the payment could have been made to the Lender without such deduction or withholding if that Direction had not been made; or (d) the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (b) of the definition of “UK Qualifying Lender” and:

29 #94978620v33 (i) the relevant Lender has not given a Tax Confirmation to the relevant Borrower; and (ii) the payment could have been made to the Lender without such deduction or withholding had the Lender given a Tax Confirmation to the relevant Borrower, on the basis that the Tax Confirmation would have enabled the Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA. “UK Qualifying Lender” means with respect to a Borrower incorporated in the UK, a Lender which is beneficially entitled (in the case of a UK Treaty Lender within the meaning of the relevant UK Treaty) to interest payable to that Lender in respect of an advance under a Loan Document and is, in relation to the relevant Borrower incorporated in the UK: (a) a Lender: (i) which is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Loan Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or (ii) in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or (b) a Lender which is: (A) a company resident in the United Kingdom for United Kingdom tax purposes; (B) a partnership each member of which is: (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; (C) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in

30 #94978620v33 computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; (c) a UK Treaty Lender. “UK Treaty Lender” means in relation to a payment by a Borrower incorporated in the United Kingdom under a Loan Document, a Lender which: (a) is treated as a resident of a UK Treaty State for the purposes of the relevant UK Treaty; (b) does not carry on a business in the United Kingdom through a permanent establishment (as such term is defined for the purposes of the relevant UK Treaty) with which that Lender’s participation in the Loan is effectively connected; and (c) fulfils any other conditions which must be fulfilled under the UK Treaty to obtain full exemption from United Kingdom income Tax on interest payments due to that Lender in respect of an advance under a Loan Document, subject to the completion of any necessary procedural formalities. “UK Treaty State” means a jurisdiction having a double taxation agreement (a “UK Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unused Revolving Commitment” means, with respect to each Revolving Lender on any date, (a) such Lender’s Revolving Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Advances (based in respect of any Advances to be denominated in a Committed Currency by reference to the Equivalent thereof in US Dollars determined on the date of delivery of the applicable Notice of Borrowing or Notice of Swing Line Borrowing) made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender’s Ratable Share of the aggregate principal amount of all Swing Line Advances then outstanding (based in respect of any Advances to be denominated in Sterling or Euro by reference to the Equivalent thereof in US Dollars determined on the date of delivery of the applicable Notice of Borrowing or Notice of Swing Line Borrowing). “US Dollars” and “US$” each means lawful currency of the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

31 #94978620v33 “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(3) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.12(f)(ii)(B)(3). “Withdrawal Liability” has the meaning given such term under Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means any Borrower and the Agent. Section 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. Section 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e). All computations determining compliance with financial covenants or terms, including definitions used therein, shall be prepared in accordance with generally accepted accounting principles in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements delivered to the Lenders pursuant to Section 4.01(e). If at any time the computations for determining compliance with financial covenants or provisions relating thereto utilize generally accepted accounting principles different than those then being utilized in the financial statements being delivered to the Lenders, such financial statements shall be accompanied by a reconciliation statement. If at any time any change in GAAP or the required adoption by the Company of international financial reporting standards would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Company or the Majority Lenders shall so request, the Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP or the adoption of such international financial reporting standards (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein or the adoption of such international financial reporting standards and (ii) the Company shall provide to the Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP or the adoption of such international financial reporting standards. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (a) whether a lease constitutes a finance lease or an operating lease shall be determined based on GAAP as in effect on the date hereof, notwithstanding any modification or interpretative change thereto after the date hereof and (b) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-

32 #94978620v33 25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Debt or other liabilities of the Company or any Subsidiary thereof at “fair value”, as defined therein and (ii) without giving effect to any treatment of Debt in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Debt in a reduced or bifurcated manner as described therein, and such Debt shall at all times be valued at the full stated principal amount thereof. Section 1.04. Additional Committed Currencies. (a) The Company may from time to time request that Reference Rate Advances under a Facility (including with respect to any Incremental Facility) be made in a currency other than those specifically listed in the definition of “Committed Currency;” provided that the Agent has reasonable access to an Agent’s Spot Rate of Exchange with respect to the requested currency (each, and “Additional Committed Currency”). In the case of any such request with respect to the making of Reference Rate Advances, such request shall be subject to the approval of the Agent and the Appropriate Lenders. (b) Any such request shall be made to the Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Borrowing under the applicable Facility (or such other time or date as may be agreed by the Agent in its sole discretion) together with the proposed rate of interest to be applicable to such Additional Committed Currency. The Agent shall promptly notify each Appropriate Lender thereof. Each Appropriate Lender shall notify the Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Advances in such Additional Committed Currency. (c) Any failure by any Appropriate Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender to permit Advances to be made in such Additional Committed Currency. If the Agent and all the Appropriate Lenders consent to making Reference Rate Advances in such requested Additional Committed Currency, the Agent shall so notify the Company and such Additional Committed Currency shall thereupon be deemed for all purposes to be a Committed Currency hereunder for purposes of any Borrowings of Advances under the requested Facility; provided that the Agent, the Appropriate Lenders and the Company shall then amend this Agreement to reflect any borrowing, technical, administrative, operational or other matters that the Agent decides is reasonably necessary to reflect the adoption and implementation of such Additional Committed Currency or to permit the use and administration thereof. If the Agent shall fail to obtain consent to any request for an additional currency under this Section 1.04, the Agent shall promptly so notify the Company. Section 1.05. Rates. The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, €STR, EURIBOR, Term SOFR, SONIA or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including

33 #94978620v33 any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, €STR, EURIBOR, Term SOFR, SONIA or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, €STR, EURIBOR, Term SOFR, SONIA, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, €STR, EURIBOR, Term SOFR, SONIA or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.06. Swing Line Sub-Agent. Each Swing Line Advance denominated in Euro or Sterling shall be administered by the Swing Line Sub-Agent. Accordingly, all Notices of Swing Line Borrowing in such designated currencies shall be provided to the Swing Line Sub-Agent in addition to the Agent on the dates and by the times specified in Article 2. Section 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) any reference to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person and (b) any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). ARTICLE 2 AMOUNTS AND TERMS OF THE ADVANCES Section 2.01. The Advances. (a) Revolving Advances. Each Revolving Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Advances denominated in US Dollars or any Committed Currency to any Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date of such Lender in an amount (based in respect of any Advances to be denominated in a Committed Currency by reference to the Equivalent thereof in US Dollars

34 #94978620v33 determined on the date of delivery of the applicable Notice of Borrowing) not to exceed such Lender’s Unused Revolving Commitment. Each Borrowing under the Revolving Facility shall be in an amount not less than the Borrowing Minimum or the Borrowing Multiple in excess thereof and shall consist of Revolving Advances of the same Type and in the same currency made on the same day by the Lenders ratably according to their respective Revolving Commitments. Within the limits of each Lender’s Revolving Commitment, any Borrower may borrow under this Section 2.01(a) prepay pursuant to Section 2.06 and reborrow under this Section 2.01(a). (b) Swing Line Advances. Each Swing Line Bank agrees, on the terms and conditions hereinafter set forth, to make Swing Line Advances denominated in Sterling or Euro to any Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date applicable to such Swing Line Bank (i) in an aggregate amount (based in respect of any Swing Line Advances by reference to the Equivalent thereof in US Dollars determined on the date of delivery of the applicable Notice of Swing Line Borrowing) for each Swing Line Bank not to exceed at any time outstanding such Swing Line Bank’s Swing Line Commitment, (ii) in an aggregate amount (based in respect of any Swing Line Advances by reference to the Equivalent thereof in US Dollars determined on the date of delivery of the applicable Notice of Swing Line Borrowing) for all Swing Line Banks not to exceed at any time outstanding the Swing Line Sub-Facility and (iii) in an amount (based in respect of any Swing Line Advances by reference to the Equivalent thereof in US Dollars determined on the date of delivery of the applicable Notice of Swing Line Borrowing) for each Borrowing of Swing Line Advances not to exceed the Unused Revolving Commitments of the Revolving Lenders on such Business Day. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Borrowing under the Swing Line Sub-Facility shall be in an amount not less than the Borrowing Minimum or the Borrowing Multiple in excess thereof and shall consist of Swing Line Advances of the same Type and in the same currency made on the same day by the Swing Line Banks ratably according to their respective Swing Line Commitments. Within the limits of the Swing Line Sub-Facility and within the limits referred to in this Section 2.01(b), the Borrowers may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(e) and reborrow under this Section 2.01(b). Section 2.02. Making the Advances. (a) (i) Except as otherwise provided in Section 2.02(a)(ii), each Borrowing shall be made on notice, given not later than (x) 10:00 A.M. (New York City time) on the date of a proposed Borrowing consisting of Base Rate Advances, (y) 12:00 noon (New York City time) on the third U.S. Government Securities Business Day prior to the date of a proposed Borrowing consisting of Reference Rate Advances denominated in US Dollars or on the third Business Day prior to the date of a proposed Borrowing consisting of Reference Rate Advances denominated in Sterling or Euro, in each case by the applicable Borrower to the Agent, which shall give to each Appropriate Lender prompt notice thereof by email. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by email or telephone (if telephone, confirmed immediately in writing by email), in substantially the form of Exhibit A hereto, specifying therein the requested (i) date of such Borrowing, (ii)

35 #94978620v33 Facility and currency of such Borrowing, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing, and (iv) in the case of a Borrowing comprised of Reference Rate Advances in Euro, the initial Interest Period for each such Advance. Any Borrower may, subject to the conditions herein provided, borrow more than one Borrowing on any Business Day. Each Appropriate Lender shall, before 1:00 P.M. (New York City time) in the case of a Borrowing consisting of Base Rate Advances, before 11:00 A.M. (New York City time) in the case of a Borrowing consisting of Reference Rate Advances denominated in US Dollars, Sterling or Euro, in each case on the requested date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at its applicable address referred to in Section 9.02, in same day funds, such Lender’s ratable portion of such Borrowing. Upon fulfillment of the applicable conditions set forth in Section 3.02, the Agent will make such funds available to the applicable Borrower in like funds as received by the Agent either by (i) crediting the account of such Borrower on the books of the Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Agent by such Borrower; provided, however, that, if such Borrowing is denominated in Sterling or Euro and requested by a Borrower with an outstanding Swing Line Advance, the Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances made to such Borrower in such currency by the Swing Line Banks or held by any other Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Banks and such other Lenders for repayment of such Swing Line Advances. (ii) (A) Each Swing Line Advance shall be made on notice, given not later than 10:30 A.M. (London time) on the date of the proposed Swing Line Advance by the applicable Borrower to the Agent and the Swing Line Sub-Agent (and the Swing Line Sub-Agent shall give prompt notice thereof to each Swing Line Bank), each of which the Agent shall give prompt notice to the Revolving Lenders. Each such notice of Swing Line Advances (a “Notice of Swing Line Borrowing”) shall be by email, specifying therein the requested (i) date of such Advance, (ii) amount and currency of such Advance and (iii) maturity of such Advance (which maturity shall be no later than the fifth Business Day after the requested date of such Advance). Each Swing Line Bank shall, before 1:30 P.M. (London time), on the date of such Swing Line Advance, make its pro rata share of such Borrowing available to the Agent at the applicable Agent’s Account, in same day funds. After the Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 3, the Swing Line Sub-Agent will make such funds available to the applicable Borrower’s account as specified in the Notice of Swing Line Borrowing. (B) Upon written demand by any Swing Line Bank, with a copy of such demand to the Agent, each other Revolving Lender will purchase from such Swing Line Bank, and such Swing Line Bank shall sell and assign to each such other Lender, such other Lender’s Ratable Share of such outstanding Swing Line Advance, by making available for the account of its Applicable Lending Office to the Agent for the account of such Swing Line Bank, by deposit to the applicable Agent’s Account, in same day funds,

36 #94978620v33 an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. Each Borrower hereby agrees to each such sale and assignment. Each Appropriate Lender agrees to purchase its Ratable Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by a Swing Line Bank, provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Each Appropriate Lender acknowledges and agrees that its obligation to purchase its Ratable Share of Swing Line Advances pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Event of Default or a Potential Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Upon any such assignment by a Swing Line Bank to any other Appropriate Lender of a portion of a Swing Line Advance, such Swing Line Bank represents and warrants to such other Lender that it is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, this Agreement or the Borrowers. If and to the extent that any Appropriate Lender shall not have so made the amount of such Swing Line Advance available to the Agent, such Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date such Lender is required to have made such amount available to the Agent until the date such amount is paid to the Agent, at a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. If such Lender shall pay to the Agent such amount for the account of a Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance held by such Swing Line Bank shall be reduced by such amount on such Business Day. (b) Anything in subsection (a) above to the contrary notwithstanding, (i) no Borrower may select Reference Rate Advances for any Borrowing or with respect to the Conversion or continuance of any Borrowing if the aggregate amount of such Borrowing or such Conversion or continuance is less than the Borrowing Minimum; (ii) there shall be no more than seven Interest Periods relating to Reference Rate Advances outstanding under any Facility at any time; and (iii) if any Appropriate Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation, in each case after the Effective Date, makes it unlawful, or that any central bank or

37 #94978620v33 other Governmental Authority asserts that it is unlawful, for such Lender or its Applicable Lending Office to perform its obligations hereunder to make Reference Rate Advances in any currency or to fund or maintain Reference Rate Advances hereunder, the Commitment of such Lender to make Reference Rate Advances in the affected currency or currencies or, in the case of Reference Rate Advances in US Dollars to Convert all or any portion of Base Rate Advances shall forthwith be suspended until the Agent shall notify the Company that such Lender has determined that the circumstances causing such suspension no longer exist and the applicable Borrower shall prepay or, if applicable and such Advances are denominated in US Dollars, Convert all Reference Rate Advances of such Lender to Base Rate Advances, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Reference Rate Advances to such day, or immediately, if such Lender may not lawfully continue to maintain such Reference Rate Advances; to the extent that such affected Reference Rate Advances become Base Rate Advances, all payments of principal that would have been otherwise applied to such Reference Rate Advances shall be applied instead to such Lender’s Base Rate Advances; provided that if, at any time after a Lender gives notice under this Section 2.02(b)(iii), such Lender determines that it may lawfully make Reference Rate Advances, such Lender shall promptly give notice of that determination to the Company and the Agent. The Borrowers’ right to request, and such Lender’s obligation, if any, to make Reference Rate Advances shall thereupon be restored; (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower providing such notice. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Reference Rate Advances, the applicable Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing or by reason of the termination of hedging or other similar arrangements, in each case when such Advance is not made on such date, including without limitation, as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article 3. The Lender making demand for such indemnification shall deliver to the applicable Borrower concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to such Lender, absent manifest error. (d) Unless the Agent shall have received notice from an Appropriate Lender at least one hour prior to the time any Borrowing is due to be funded by the Lenders that such Lender will not make available to the Agent such Lender’s ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the applicable Borrower severally agrees to repay to the Agent forthwith on demand such

38 #94978620v33 corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to the Advances comprising such Borrowing or, in the case of Advances denominated in Committed Currencies, a rate determined in accordance with market practice and (ii) in the case of such Lender, (A) the Federal Funds Rate in the case of Advances denominated in US Dollars or (B) and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect in respect of such amount in the case of Advances denominated in Committed Currencies. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement. (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Appropriate Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing. (f) In connection with the implementation and administration of Term SOFR or SONIA, the Agent will have the right to make Conforming Changes from time to time and any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement. Section 2.03. [Reserved]. Section 2.04. Fees. (a) Facility Fees. The Company agrees to pay to the Agent for the account of each Lender a facility fee on the amount of such Lender’s Commitment(s) (or if no Commitment is in effect, Advances), whether used or unused, from the Effective Date, in the case of each Bank, and, to the extent not paid by the Company to any other Lender in respect of the same Commitment for the same period, from the effective date specified in the Assignment and Assumption pursuant to which a successor to any Bank or other Lender becomes a Lender hereunder, in each case until the Termination Date of such Lender, payable in arrears on the last day of each March, June, September and December during the term of such Lender’s Commitment(s), commencing December 31, 2021, and on the Termination Date of such Lender, in an amount equal to the product of (i) the average daily aggregate amount of such Lender’s Commitment (whether used or unused) in effect during the period for which such payment that is to be made times (ii) the weighted average rate per annum that is the Facility Fee Rate with respect to each day during such period, provided that no Defaulting Lender shall be entitled to receive any facility fee in respect of its unused Commitment for any period during which that Lender is a Defaulting Lender (and the Company shall not be required to pay such fee that otherwise would have been required to have been paid to that Defaulting Lender).

39 #94978620v33 (b) Agents’ Fees. The Company agrees to pay to the Agent the fees payable pursuant to the fee letter dated September 27, 2021 between the Company and Citigroup Global Markets, Inc., in the amounts and at the times specified in such letter. Section 2.05. Optional Reduction of the Commitments. The Company shall have the right, upon at least three Business Days’ notice to the Agent by the Company, to terminate in whole or permanently reduce ratably in part the unused portions of the respective Commitments of the Lenders under any Facility, provided that the aggregate amount of the Commitments of the Lenders under any Facility shall not be reduced to an amount which is less than the aggregate principal amount of the Advances then outstanding under such Facility, and provided, further, that each partial reduction shall be in the aggregate amount of US$10,000,000 or an integral multiple of US$1,000,000 in excess thereof. A notice of reduction or termination of the Commitments delivered by the Company pursuant to this Section 2.05 may state that such notice is conditioned on the effectiveness of other credit facilities or the availability of a source of funds for the prepayment in full of the obligations under this Agreement, in which case, such notice may be revoked or extended by the Company (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Section 2.06. Repayment and Prepayment of Advances. (a) Mandatory Repayment on Termination Date. Each Borrower shall repay the outstanding principal amount of each Lender’s Advances made to it by each Lender on the Termination Date applicable to such Lender. (b) Mandatory Prepayment Due to Reductions of Commitments. The Borrowers shall from time to time prepay the Advances under any Facility to the extent necessary so that the sum of the aggregate principal amount of the Advances under such Facility then outstanding does not exceed the aggregate amount of the Commitments of all of the Appropriate Lenders under such Facility then in effect. (c) Voluntary Prepayments of Borrowings. The Borrowers shall not have any right to prepay any principal amount of any Advances other than as provided in this subsection (c). Any Borrower may, on any Business Day, upon notice to the Agent not later than 12:00 noon (New York City time) on such Business Day, in the case of Base Rate Advances, at least three U.S. Government Securities Business Days’ notice to the Agent, in the case of Reference Rate Advances denominated in US Dollars or at least three Business Days’ notice to the Agent, in the case of Reference Rate Advances denominated in Sterling or Euro, in each case stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the applicable Borrower shall prepay such stated amount; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than the Borrowing Minimum and integral multiples of the Borrowing Multiple in excess thereof and (ii) in the case of any such prepayment of any Reference Rate Advance, such Borrower shall pay all accrued interest to the date of such prepayment on the portion of such Reference Rate Advance being prepaid and shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b). Each

40 #94978620v33 notice or prepayment will specify the date and amount of such prepayment and the Advances to be prepaid; provided that, and without limiting the applicable Borrower’s obligations under Section 9.04(b), if a notice of prepayment is given in connection with a conditional notice of reduction or termination of the Commitments as contemplated by Section 2.05, then such notice of prepayment may be revoked or extended if such notice of reduction or termination is revoked in accordance with Section 2.05. (d) Mandatory Prepayment Due to Currency Fluctuations. (i) If, on any date, the Agent notifies the Company that, on any interest payment date with respect to any Facility, the sum of (A) the aggregate principal amount of all Advances under such Facility denominated in US Dollars plus (B) the Equivalent in US Dollars (determined on the third Business Day prior to such interest payment date) of the aggregate principal amount of all Advances under such Facility denominated in Committed Currencies then outstanding exceeds 103% of the aggregate Commitments of the Lenders under such Facility on such date, the Borrowers shall, as soon as practicable and in any event within two Business Days after receipt of such notice, prepay the outstanding principal amount of any Advances owing by the Borrowers in an aggregate amount sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Commitments of the Lenders under such Facility on such date. The Agent shall give prompt notice of any prepayment required under this Section 2.06(d) to the Company and the Appropriate Lenders, and shall provide prompt notice to the Company of any such notice of required prepayment received by it from any Lender. In the case of any such prepayment of any Reference Rate Advance, such Borrower shall pay all accrued interest to the date of such prepayment on the portion of such Reference Rate Advance being prepaid and shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b). (e) Repayment of Swing Line Advances. Each Borrower shall repay to the Agent for the ratable account of each Swing Line Bank and each other Lender which holds a Swing Line Advance the outstanding principal amount of each Swing Line Advance held by it on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than five Business Days after the requested date of such Borrowing) and the Termination Date applicable to such Swing Line Bank or such Lender. Section 2.07. Interest on Advances. Each Borrower shall pay interest accrued on the principal amount of each Advance made to it outstanding from time to time from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum: (a) Base Rate Advances. If such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable Margin, payable in arrears on the last day of each March, June, September and December during the term of this Agreement, commencing December 31, 2021, and on the Termination Date of the applicable Lender; provided that the Agent may, upon the request of the Majority Lenders, require that such Borrower pay interest (“Base Rate Default Interest”) on any amount of principal, interest, fees and other amounts payable under this Agreement (including, without limitation, the principal amount of Base Rate Advances,

41 #94978620v33 but excluding the principal amount of Reference Rate Advances) which is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time plus the Applicable Margin; provided, however, that following the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, and upon acceleration of the Advances, Base Rate Default Interest shall accrue and be payable hereunder whether or not previously required by the Majority Lenders. (b) Reference Rate Advances. (1) If such Advance is a Reference Rate Advance (other than a Reference Rate Advance denominated in Sterling), a rate per annum equal at all times during the Interest Period for such Advance to the sum of the Reference Rate for the applicable currency for such Interest Period plus the Applicable Margin, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period; provided that the Agent may, upon the request of the Majority Lenders, require that such Borrower pay interest on any principal amount of any Reference Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to (A) during the Interest Period applicable to such Reference Rate Advance, 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due and (B) after the expiration of such Interest Period, 2% per annum above the Base Rate in effect from time to time plus the Applicable Margin. (2) If such Advance is a Reference Rate Advance denominated in Sterling, a rate per annum for each day equal to the sum of the Reference Rate for Sterling plus the Applicable Margin, payable in arrears on each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Advance (or, if there is no such numerically corresponding day in such month, then the last day of such month); provided that the Agent may, upon the request of the Majority Lenders, require that such Borrower pay interest (collectively, with the default interest referred to in the proviso above, the “Reference Rate Default Interest”) on any principal amount of any Reference Rate Advance denominated in Sterling which is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due. Notwithstanding the foregoing, following the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, and upon acceleration of the Advances, Reference Rate Default Interest shall accrue and be payable hereunder whether or not previously required by the Majority Lenders. (c) Swing Line Advances. For each Swing Line Advance, a rate per annum equal at all times to the sum of (x) the Overnight Reference Rate in effect from time to time plus (y) the Applicable Margin applicable to Reference Rate Advances for SONIA Advances (in the case of a Swing Line Advance denominated in Sterling) or for EURIBOR

42 #94978620v33 Advances (in the case of a Swing Line Advance denominated in Euro) in effect from time to time, payable in arrears on the date such Swing Line Advance shall be paid in full; provided that the Agent may, upon the request of the Majority Lenders, require that such Borrower pay interest (“Swing Line Default Interest”) on any principal amount of any Swing Line Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the greater of (x) 2% per annum above the Base Rate in effect from time to time plus the Applicable Margin and (y) 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due; provided, however, that following the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, and upon acceleration of the Advances, Swing Line Default Interest shall accrue and be payable hereunder whether or not previously required by the Majority Lenders. (d) Reserves on Reference Rate Advances. Each Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Reference Rate Advance denominated in Euros made to such Borrower equal to the actual costs of such reserves allocated to such Advance by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Advance, provided such Borrower shall have received at least 10 days’ prior notice (with a copy to the Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant interest payment date, such additional interest shall be due and payable 10 days from receipt of such notice. Section 2.08. Interest Rate Determination. (a) The Agent shall give prompt notice to the Company, the applicable Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.07(a) or 2.07(b). (b) If any of the sources used to determine an interest rate hereunder (including, without limitation, any of the screen pages specified herein or any of the substitute or successor pages thereto) is unavailable, (A) the Agent shall forthwith notify the Company and the Lenders that the interest rate cannot be determined for the applicable Advances, (B) each such Advance will (immediately, or if applicable, on the last day of the then existing Interest Period therefor) be prepaid by the applicable Borrower or be automatically Converted into a Base Rate Advance in the Equivalent amount of US Dollars, and

43 #94978620v33 (C) the obligation of the Lenders to make such Advances shall be suspended until the Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist. (c) if, with respect to any Facility, the Majority Facility Lenders shall notify the Agent that (A) the Reference Rate for Reference Rate Advances comprising such Borrowing will not adequately reflect the cost to such Majority Facility Lenders of making, funding or maintaining their respective Reference Rate Advances for such Borrowing or (B) reasonable and adequate means do not exist for ascertaining the Reference Rate for any Borrowing and a Benchmark Transition Event has not occurred with reference to the applicable Reference Rate, (i) the Agent shall forthwith so notify the Company and the Lenders, (ii) Each such Advance will (immediately, or if applicable, on the last day of the then existing Interest Period therefor) be prepaid by the applicable Borrower or be automatically Converted into a Base Rate Advance in the Equivalent amount of US Dollars, and (iii) the obligation of the Lenders to make such Advances shall be suspended until the Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist. Section 2.09. Voluntary Conversion or Continuation of Advances. (a) Each Borrower may on any Business Day, upon notice given to the Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion or continuance (a “Notice of Conversion/Continuation”) and subject to the provisions of Section 2.02(b), (i) Convert Advances denominated in US Dollars of one Type comprising the same Borrowing into Advances denominated in US Dollars of another Type and (ii) upon the expiration of any Interest Period applicable to Advances which are Reference Rate Advances in any currency (other than Sterling) made to such Borrower, continue all (or, subject to Section 2.02(b), any portion of) such Advances as Reference Rate Advances in the same currency and the succeeding Interest Period(s) of such continued Advances shall commence on the last day of the Interest Period of the Advances to be continued; provided, however, that any Conversion of any Reference Rate Advances denominated in US Dollars into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Reference Rate Advances. Each such Notice of Conversion/Continuation shall, within the restrictions specified above, specify (A) the date of such continuation or Conversion, (B) the Advances (or, subject to Section 2.02(b), any portion thereof) to be continued or Converted, (C) if such continuation is of, or such Conversion is into, Reference Rate Advances, the duration of the Interest Period for each such Advance and (D) that no Potential Event of Default or Event of Default has occurred and is continuing. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Advances comprising such Borrowing, and the Advances comprising each such portion shall be considered a separate Borrowing.

44 #94978620v33 (b) If upon the expiration of the then existing Interest Period applicable to any Advance which is a Reference Rate Advance denominated in US Dollars made to a Borrower, such Borrower shall not have delivered a Notice of Conversion/Continuation in accordance with this Section 2.09, then such Advance shall upon such expiration automatically be Converted to a Base Rate Advance. If upon the expiration of the then existing Interest Period applicable to any Advance which is a Reference Rate Advance denominated in Euros made to a Borrower, such Borrower shall not have delivered a Notice of Conversion/Continuation in accordance with this Section 2.09, then such Advance shall upon such expiration automatically be continued with an Interest Period of one month. (c) After the occurrence of and during the continuance of a Potential Event of Default or an Event of Default, no Borrower may elect to have (i) an Advance denominated in US Dollars be made or continued as, or Converted into, a Reference Rate Advance after the expiration of any Interest Rate then in effect for that Advance or (ii) an Advance denominated in any Committed Currency to be made or continued as a Reference Rate Advance having an Interest Period of longer than one month. Section 2.10. Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements in the case of Reference Rate Advances payable under Section 2.07(d) or, any Change in Tax Law) in or in the interpretation of any law or regulation, in each case after the Effective Date, or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case issued after the Effective Date, there shall be any increase in the cost (other than with respect to Taxes) to any Lender of agreeing to make or making, funding or maintaining Reference Rate Advances made to any Borrower, then such Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A reasonably detailed certificate as to the amount and manner of calculation of such increased cost, submitted to the Company, the applicable Borrower and the Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case issued after the Effective Date, affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Agent), the Company shall immediately pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend hereunder. A reasonably detailed certificate as to such amounts and the manner of

45 #94978620v33 calculation thereof submitted to the Company and the Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error. For the avoidance of doubt and notwithstanding anything in this Section to the contrary, this Section 2.10(b) shall apply to all requests, rules, guidelines or directives concerning capital adequacy issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, regardless of the date adopted, issued, promulgated or implemented and this Section 2.10(b) shall apply to all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued or implemented. (c) If a Lender shall change its Applicable Lending Office, such Lender shall not be entitled to receive any greater payment under Sections 2.10 and 2.12 than the amount such Lender would have been entitled to receive if it had not changed its Applicable Lending Office, unless such change was made at the request of the Company or at a time when the circumstances giving rise to such greater payment did not exist. Section 2.11. Payments and Computations. (a) The Borrowers shall make each payment hereunder (except with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Currency), not later than 1:00 P.M. (New York City time) on the day when due in US Dollars to the Agent at its address referred to in Section 9.02 in same day funds, without setoff, deduction or counterclaim. The Borrowers shall make each payment hereunder with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Currency, not later than 11:00 A.M. (at the applicable Agent’s Account for such Committed Currency) on the day when due in such Committed Currency to the Agent, by deposit of such funds to the applicable Agent’s Account in same day funds, without setoff, deduction or counterclaim. Subject to the immediately succeeding sentence, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than, to the extent the applicable Termination Date is not the same for all Appropriate Lenders, pursuant to Section 2.06(a)) to the Appropriate Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon receipt of principal or interest paid after an Event of Default and an acceleration or a deemed acceleration of amounts due hereunder, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest ratably in accordance with each Lender’s outstanding Advances to the Lenders for the account of their respective Applicable Lending Offices. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Assumption, the Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

46 #94978620v33 (b) All computations of interest based on (i) the Base Rate determined by reference to Citibank’s base rate or (ii) SONIA shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Reference Rate (other than SONIA) or the Federal Funds Rate and of facility fees shall be made by the Agent on the basis of a year of 360 days (or, in each case of Advances denominated in Committed Currencies where market practice differs, in accordance with market practice), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or such fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Reference Rate Advances (except for those denominated in Sterling) to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (d) Unless the Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the applicable Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate in the case of Advances denominated in US Dollars and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect in respect of such amount in the case of Advances denominated in Committed Currencies. (e) To the extent that the Agent receives funds for application to the amounts owing by any Borrower under or in respect of this Agreement or any Note in currencies other than the currency or currencies required to enable the Agent to distribute funds to the Lenders in accordance with the terms of this Section 2.11, the Agent shall be entitled to convert or exchange such funds into US Dollars or into a Committed Currency, as the case may be, to the extent necessary to enable the Agent to distribute such funds in accordance with the terms of this Section 2.11; provided that each Borrower and each of the Lenders hereby agrees that the Agent shall not be liable or responsible for any loss, cost or expense suffered by such Borrower or such Lender as a result of any conversion or exchange of currencies effected pursuant to this Section 2.11(e) or as a result of the failure of the Agent to effect any such conversion or exchange; and provided further that the Borrowers agree to indemnify the Agent and each Lender, and hold the Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Agent or any Lender for any

47 #94978620v33 conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.11(e). Section 2.12. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by the Borrowers. Each Borrower shall indemnify each Recipient, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, in each case attributable to any payment made by or on account of any obligation of such Borrower, and any reasonable and documented expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the calculation of the amount of such payment or liability delivered to the applicable Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable and documented expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the

48 #94978620v33 Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 2.12, such Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Agent, at the time or times reasonably requested by the Company or the Agent, such properly completed and executed documentation reasonably requested by the Company or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Agent as will enable the Company or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.12(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Company and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), whichever of the following is applicable:

49 #94978620v33 (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 871(h)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W- 8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Agent to determine the withholding or deduction required to be made; and

50 #94978620v33 (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Agent as may be necessary for the Company and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) (A) A Lender (and its Applicable Lending Office) which is a Lender as at the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement and to Loans made to Borrowers incorporated in the United Kingdom, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in Schedule 2.12(f)(iii); and (B) a Lender (and its Applicable Lending Office) which is not a Lender as at the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement and to Loans made to Borrowers incorporated in the United Kingdom, shall confirm its scheme reference number and its jurisdiction of tax residence in the documentation which it executes on becoming a party as a Lender; and, having done so, that Lender (and its Applicable Lending Office) shall be under no obligation pursuant to Section 2.12(f)(i) in relation to deductions or withholdings for or on account of United Kingdom Tax above. (iv) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with Section 2.12(f)(iii) above and: (A) a Borrower incorporated in the United Kingdom making a payment to that Lender has not made a Borrower DTTP Filing in respect of that Lender; or

51 #94978620v33 (B) a Borrower incorporated in the United Kingdom making a payment to that Lender has made a Borrower DTTP Filing in respect of that Lender but: (1) that Borrower DTTP Filing has been rejected by HMRC; or (2) HMRC has not given the Borrower authority to make payments to that Lender without a deduction or withholding for or on account of Tax within sixty (60) days of the date of the Borrower DTTP Filing; or (3) HMRC has given the Borrower authority to make payments to that Lender without a deduction or withholding for or on account of Tax but such authority has subsequently been cancelled, revoked or expired; and in each case, the Borrower has notified that Lender in writing, that Lender and the relevant Borrower shall cooperate in promptly completing any additional procedural formalities necessary for that Borrower to obtain authorisation to make that payment without a deduction or withholding for or on account of Tax. (v) If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with Section 2.12(f)(iii) above, no Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees. (vi) A Borrower incorporated in the United Kingdom shall, promptly on making a Borrower DTTP Filing in respect of a Lender, deliver a copy of that Borrower DTTP Filing to the Agent for delivery to the relevant Lender. (vii) Each Lender which becomes a Lender after the date of this Agreement which makes a Loan to a Borrower incorporated in the United Kingdom shall, in the documentation which it executes on becoming a party as a Lender, confirm for the benefit of the Agent and without liability to any Borrower which of the following categories it falls in, in respect of the relevant Borrower incorporated in the United Kingdom: (A) not a UK Qualifying Lender; (B) a UK Qualifying Lender (other than a UK Treaty Lender); or (C) a UK Treaty Lender.

52 #94978620v33 (viii) A Lender which makes a Loan to a Borrower incorporated in the United Kingdom shall notify the Agent on becoming aware that the relevant Borrower must make a deduction or withholding for or on account of United Kingdom income Tax in respect of a payment payable to that Lender (or that there is any change in the rate or basis of such a deduction or withholding). If the Agent receives such confirmation, it shall notify the relevant Borrower. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.12 (including by the payment of additional amounts pursuant to this Section 2.12), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Without prejudice to the survival of any other agreement hereunder, the agreements and obligations of each party contained in this Section 2.12, shall survive the resignation or replacement of the Agent or any assignment of rights by, or replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.13. Sharing of Payments, Etc. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances under any Facility and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other obligations of the other Appropriate Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared

53 #94978620v33 by the Appropriate Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Company or any Subsidiary thereof (as to which the provisions of this paragraph shall apply). Upon the acceleration or deemed acceleration of the Advances, the obligation of the Lenders to purchase participations in Advances and other obligations shall apply to all other Lenders, irrespective of Facility. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the applicable Borrower in the amount of such participation. Section 2.14. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. Each Borrower agrees that upon notice by any Lender to such Borrower (with a copy of such notice to the Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances under a Facility owing to, or to be made by, such Lender, such Borrower shall promptly execute and deliver to such Lender promissory notes or other evidence of such indebtedness, in form and substance reasonably satisfactory to such Borrower and such Lender, payable to the order of such Lender in a principal amount equal to the Commitment of such Lender under such Facility; provided, however, that the execution and delivery of such promissory note or other evidence of indebtedness shall not be a condition precedent to the making of any Advance under this Agreement. (b) The Register maintained by the Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date, amount, currency and tenor, as applicable, of each Borrowing, the Borrower that received the proceeds of such Borrowing, the Facility of such Borrowing, the Type of Advances comprising such Borrowing, and the Interest Period applicable thereto, (ii) the terms of each Assignment and Assumption delivered to

54 #94978620v33 and accepted by it, if any, (iii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Agent from each Borrower hereunder and each Lender’s share thereof. (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error. Section 2.15. Use of Proceeds. (a) Advances shall be used by the Borrowers for acquisitions and for general corporate purposes. (b) No portion of the proceeds of any Advances under this Agreement shall be used by any Borrower or any of its Subsidiaries in any manner which might cause the Advances or the application of such proceeds to violate, or require any Lender to make any filing or take any other action under, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System. (c) The Borrowers will not request any Borrowing, and the Borrowers shall not knowingly use, and shall procure that their respective Subsidiaries and their respective directors, officers, employees and agents shall not knowingly use, the proceeds of any Borrowing (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 2.16. Extension of the Commitment Termination Date. The Company may, not later than 30 days, and not earlier than 60 days, prior to each applicable anniversary of the Effective Date during the term of this Agreement (as may be extended from time to time pursuant to this Section 2.16) (the “Current Anniversary Date”), and not more than once in any calendar year, from time to time request that the Commitment Termination Date in respect of any Facility for all Eligible Lenders (as defined below) under such Facility be extended for a period of one year by delivering to the Agent a copy of an extension request signed by the Company (an “Extension Request”) in substantially the form of Exhibit D hereto; provided that at the time of such request and as of the date of any such extension of the Commitment Termination Date, (i) the representations and warranties of the Company contained in Article 4 are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of such date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) as of such earlier date, and (ii) no Event of Default or Potential Event of Default has occurred and is continuing. The Agent shall promptly notify each Appropriate Lender of its receipt of such Extension Request.

55 #94978620v33 On or prior to the fifteenth day (the “Determination Date”) prior to the Current Anniversary Date, each Eligible Lender shall notify the Agent and the Company of its willingness or unwillingness to extend its Commitment Termination Date hereunder from the Commitment Termination Date in effect prior to such extension. Any Eligible Lender that shall fail to so notify the Agent and the Company, on or prior to the Determination Date, shall be deemed to have declined to so extend. In the event that, on or prior to the Determination Date, Eligible Lenders representing more than 50% of the aggregate amount of the Commitments of all Eligible Lenders then in effect in respect of the applicable Facility shall consent to such extension, the Agent shall so advise the Appropriate Lenders and the Company and the Commitment Termination Date of each such consenting Eligible Lender (each a “Consenting Lender”) shall be extended to the date indicated in the Extension Request. Thereafter, (i) for each Consenting Lender, the term “Commitment Termination Date” as used herein and in any promissory note executed and delivered by the Company pursuant to Section 2.14 hereof, shall at all times refer to such date indicated in the Extension Request, unless it is later extended pursuant to this Section 2.16, and (ii) for each Lender that is not an Eligible Lender or a Consenting Lender (each such Lender, a “Non-Extending Lender”) the term “Commitment Termination Date” shall at all times refer to the date which was the Commitment Termination Date of such Lender then in effect prior to the delivery to the Agent of such Extension Request; provided that any Non-Extending Lender (including any direct or indirect assignee of any Non-Extending Lender) may, with the written consent of the Company, elect at any time prior to the Commitment Termination Date then applicable to its Commitments to consent to the Company’s prior Extension Request by delivering a written notice to such effect to the Company and the Agent, and upon the receipt by the Company and the Agent of such notice, the Commitment Termination Date of each such Non-Extending Lender shall be extended to the date indicated in the applicable Extension Request and such Non-Extending Lender shall be deemed to be a Consenting Lender for all purposes hereunder. In the event that, as of the Determination Date, the Consenting Lenders represent 50% or less of the aggregate amount of the Commitments of all Eligible Lenders then in effect under the applicable Facility, the Agent shall so advise the Appropriate Lenders and the Company, and none of the Lenders’ Commitment Termination Dates shall be extended to the date indicated in the Extension Request and each Appropriate Lender’s Commitment Termination Date shall continue to be the date which was the Commitment Termination Date of such Lender immediately prior to the delivery to the Agent of such Extension Request. For purposes of this Section 2.16, the term “Eligible Lenders” means, with respect to any Extension Request related to any Facility, (i) all Appropriate Lenders if no Appropriate Lender’s Commitment Termination Date had been extended pursuant to this Section 2.16 prior to the delivery to the Agent of such Extension Request, and (ii) in all other cases, those Appropriate Lenders which had extended their Commitment Termination Date in the most recent extension of any Commitment Termination Date effected pursuant to this Section 2.16. Section 2.17. Mitigation Obligations; Replacement of Lenders; Non-Ratable Termination of Commitments. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.10, or requires any Borrower to pay any Indemnified Taxes

56 #94978620v33 or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, or if any Lender gives the Agent any notice under Section 2.02(b)(iii) that it is unlawful for such Lender to make or maintain Reference Rate Advances, then such Lender shall (at the request of the Company) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.10 or 2.12, or eliminate such unlawfulness, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. (b) Replacement of Lenders. If any Lender requests compensation under Section 2.10, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, or if any Lender gives the Agent any notice under Section 2.02(b)(iii) that it is unlawful for such Lender to make or maintain Reference Rate Advances, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.17(a), or if any Lender is a Defaulting Lender, a Non-Consenting Lender or a Protesting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, Section 2.12 or Section 9.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Company shall have paid to the Agent the assignment fee (if any) specified in Section 9.07; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 9.04(b)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments thereafter; (iv) in the case of any such assignment resulting from a notice of unlawfulness under Section 2.02(b)(iii), the assignee will not be subject to such unlawfulness; (v) such assignment does not conflict with applicable law;

57 #94978620v33 (vi) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and (vii) no Event of Default or Potential Event of Default shall have occurred and be continuing. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. (c) Non-Ratable Termination of Commitments. If any Lender requests compensation under Section 2.10 and the Majority Lenders are not also doing the same, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12 and the Borrower is not also required to make such payments to the Majority Lenders, or if any Lender gives the Agent any notice under Section 2.02(b)(iii) that it is unlawful for such Lender to make or maintain Reference Rate Advances and the Majority Lenders have not also provided such notice, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.17(a), or if any Lender is a Defaulting Lender, a Non-Consenting Lender or a Protesting Lender and, in the case of a Protesting Lender, the Majority Lenders are not also Protesting Lenders, then the Company may, upon notice to such Lender and the Agent, terminate the Commitments of such Lender in full (or, in the case of a Protesting Lender, the Commitment of such Lender under each Facility as to which the applicable Designated Subsidiary is requested to have the right to borrow); provided that: (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 9.04(b)) from the Borrowers; and (ii) no Event of Default or Potential Event of Default shall have occurred and be continuing. The Commitments of a Lender may not be terminated if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to terminate such Commitment cease to apply. Section 2.18. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Agent for the account of any Defaulting

58 #94978620v33 Lender under this Agreement (whether voluntary or mandatory, at maturity, pursuant to Article 6 or otherwise) by any Borrower for the account of a Defaulting Lender under this Agreement will not be required to be paid or distributed to such Defaulting Lender, but will instead be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Agent under this Agreement; second, to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; third, if so determined by the Agent and the Company, held in such account as cash collateral for future funding obligations of the Defaulting Lender in respect of any Advances under this Agreement. If such Lender is still a Defaulting Lender and any amounts remain in such account on the date that the Commitments are terminated and all payment obligations of the Borrowers hereunder are paid in full, then such amounts will be applied by the Agent to the making of payments in the following order of priority: first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, to the payment of any amounts owing by such Defaulting Lender to any Swing Line Bank hereunder; third, to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; fourth, to the payment of any amounts owing to the Lenders or the Swing Line Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Swing Line Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct; provided that any amounts held as cash collateral for funding obligations of a Defaulting Lender shall be returned to such Defaulting Lender upon the termination of this Agreement and the satisfaction of such Defaulting Lender’s obligations hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.18 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (ii) Certain Fees. No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.18, performance by any Borrower of its obligations shall not be excused or otherwise modified as a result of the operation of this Section 2.18. The rights and remedies against a Defaulting Lender under this Section 2.18 are in addition to any other rights and remedies which any Borrower, the Agent or any Lender may have against such Defaulting Lender. (iii) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Swing Line Advances shall

59 #94978620v33 be reallocated among the non-Defaulting Lenders under the Revolving Facility in accordance with their respective Ratable Shares (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) no Event of Default or Potential Event of Default exists at the time of such reallocation (and, unless the Borrowers shall have otherwise notified the Agent at such time, the Borrowers shall be deemed to have represented and warranted that such condition is satisfied at such time), and (y) such reallocated participation does not, as to any Revolving Lender, exceed such Lender’s Unused Revolving Commitment. Subject to Section 9.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation. (iv) Repayment of Swing Line Advances. If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the applicable Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swing Line Advances in an amount equal to the amount of the participation of the Defaulting Lenders. (b) Defaulting Lender Cure. If the Company and the Agent agree in writing in their reasonable determination that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Advances of the other Lenders or take such other actions as the Agent may determine to be necessary to cause the Advances to be funded and held on a pro rata basis by the Appropriate Lenders in accordance with their Ratable Share of the applicable Facility or Facilities, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. (c) New Swing Line Advances. So long as any Revolving Lender is a Defaulting Lender, no Swing Line Bank shall be required to fund any Swing Line Advances unless the participations of Defaulting Lenders in such Swing Line Advances have been fully reallocated in accordance with Section 2.18(a)(iii). Section 2.19. Special Purpose Funding Vehicles. (a) Notwithstanding anything to the contrary contained herein, any Lender, (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”) the option to fund all or any part of any Advance that such Granting Lender would otherwise be obligated to fund pursuant to this Agreement; provided, that (i) nothing herein shall

60 #94978620v33 constitute a commitment by an SPC to fund any Advance, and (ii) if an SPC elects not to exercise such option or otherwise fails to fund all or any part of such Advance, the Granting Lender shall be obligated to fund such Advance pursuant to the terms hereof. The funding of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Advance were funded by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. Notwithstanding anything to the contrary contained in this Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Advances to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC. (b) Each Granting Lender, acting solely for this purpose on the Borrowers’ behalf, shall maintain a register comparable to the Register maintained by the Agent pursuant to Section 9.07(c) for purpose of recording the funding of Advances by SPCs. (c) Assignments of and participations in Advances funded by SPCs shall be subject to the provisions of Section 9.07. (d) Notwithstanding anything to the contrary in this Agreement, (i) no Borrower shall be required to pay any amount under Sections 2.10, 2.12 or 2.17 that is greater than the amount which such Borrower would have been required to pay had such SPC not provided such Borrower with any part of any Advance of such Granting Lender and (ii) an SPC shall not be entitled to any benefits under Section 2.12 unless such SPC agrees to be subject to the provisions of Sections 2.12(d), 2.12(f), 2.12(g) and 2.17 as if it were an assignee (as of the date it funds its first Advance hereunder) under Section 9.07. Section 2.20. Incremental Commitments. (a) The Company may, by written notice to the Agent from time to time but not more than four times in any calendar year, request Incremental Commitments in an amount not to exceed the Incremental Amount from one or more Incremental Lenders (which may include any existing Lender) willing to provide such Incremental Advances in their sole discretion; provided, that each Incremental Lender (which is not an existing Lender) shall be subject to the approval requirements of Section 9.07. Such notice shall set forth (A) the amount of the Incremental Commitments being requested (which shall be in multiples of US$5,000,000), (B) the date on which such Incremental Commitments are requested to become effective (the “Increased Amount Date”) and (C) whether such Incremental Commitments are to be Revolving Commitments or commitments to make revolving advances with currency, borrowers and/or amortization terms different from the existing Facilities (“Other Revolving Credit Advances”). The designation of Commitments to any Other Revolving Credit Advances shall be made pursuant to an amendment (each, an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Company, the Agent and each applicable Incremental Lender. No Lender shall be obligated to increase its Commitments pursuant to this Section 2.19 unless it so agrees.

61 #94978620v33 (b) The Company and each Incremental Lender shall execute and deliver to the Agent an agreement in form and substance reasonably satisfactory to the Agent (each, an “Incremental Assumption Agreement”) to evidence the Incremental Commitment of such Incremental Lender. Each Incremental Assumption Agreement shall specify the terms of the Incremental Advances to be made thereunder, and the Incremental Advances thereunder shall be made on terms and conditions agreed to by the Company and the applicable Incremental Lenders, and acceptable to the Agent; provided, that (i) the Other Revolving Facility Advances shall rank pari passu in right of payment with all other Advances, (ii) the final maturity date of any Incremental Facility shall be no earlier than the scheduled Termination Date applicable to the Revolving Facility (under clause (a)(i) of the definition of “Termination Date”), (iii) the Incremental Facility shall require no scheduled amortization or mandatory commitment reductions prior to the scheduled Termination Date applicable to the Revolving Facility (under clause (a)(i) of the definition of “Termination Date”), (iv) in the event that (A)(1) any Incremental Facility is to be included in an existing Facility and (2) the Applicable Margin for such Incremental Facility is greater than the Applicable Margin for the existing Facility in which such Incremental Facility is to be included, then the Applicable Margin for the existing Facility in which such Incremental Facility is to be included shall be increased to the extent necessary so that the Applicable Margin for the Incremental Facility is not greater than the Applicable Margin for such Facility or (B)(1) any Incremental Facility provides for Advances to be denominated in US Dollars, Euro or Sterling and (2) the Applicable Margin for such Incremental Facility with respect to Advances denominated in US Dollars, Euro or Sterling is greater than the Applicable Margin for any existing Facility with respect to Advances denominated in US Dollars, Euro or Sterling, then the Applicable Margin for each existing Facility with respect to Advances denominated in US Dollars, Euro or Sterling shall be increased to the extent necessary so that the Applicable Margin for such Incremental Facility for Advances denominated in US Dollars, Euro or Sterling is not greater than the Applicable Margin for any such existing Facility for Advances denominated in US Dollars, Euro or Sterling; provided further, that in determining the Applicable Margin applicable to an Incremental Facility (x) upfront, arrangement or commitment fees payable to the Lenders providing such Incremental Facility or any arrangers (or their Affiliates) of such loans shall be excluded and (y) if any Reference Rate “floor” is applicable to such Incremental Facility, then the definition of “Reference Rate” shall be amended to (aa) include a comparable “floor” applicable to Advances under the existing Facility in which such Incremental Facility is to be included and (bb) include a comparable “floor” applicable to Advances denominated in US Dollars, Euro or Sterling under any other existing Facility. The Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. (c) Notwithstanding the foregoing, no Incremental Commitment shall become effective under this Section 2.20 unless (i) on the date of such effectiveness (unless otherwise agreed among the Incremental Lenders, the Company and the applicable Borrowers, and consented to by the Agent (such consent not to be unreasonably withheld or delayed)) (A) the representations and warranties set forth in Article 4 are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of such date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to

62 #94978620v33 an earlier date, in which case it was correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) as of such earlier date and the Agent (acting at the direction of the applicable Incremental Lenders) shall have received a certificate to that effect dated such date and executed by the Company and (B) no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from such Incremental Commitment, (ii) the Agent shall have received such legal opinions, board resolutions and other closing certificates and documentation (including opinions of counsel) as the Agent (acting at the direction of the applicable Incremental Lenders) shall reasonably request and (iii) the Incremental Commitment of each Incremental Lender that was not, prior to the applicable Increased Amount Date, a Lender hereunder shall not be less than US$5,000,000. (d) Each of the parties hereto hereby agrees that the Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Advances (other than Other Revolving Credit Advances), when originally made, are included in each Borrowing of outstanding Advances under the Revolving Facility on a pro rata basis. (e) Notwithstanding the terms of Section 9.01, any Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Agent and the Company, to implement the provisions of this Section, a copy of which shall be made available to each Lender. Section 2.21. New Local Facilities. (a) The Company may at any time or from time to time after the Effective Date, by notice to the Agent, request the Lenders having Commitments under a Facility to designate a portion of their respective Commitments under such Facility to make advances denominated in one or more Committed Currencies pursuant to a newly established sub- facility or sub-facilities under such Facility or a separate revolving facility (each, a “New Local Facility”); provided that no Lender shall be required to make Advances under the applicable Facility in excess of its Commitment under such Facility. Each New Local Facility shall be in a minimum amount of US$100,000,000. Each notice from the Company pursuant to this Section 2.21 shall set forth the requested amount and proposed terms of the relevant New Local Facility and the Facility or Facilities designated by the Company to be reduced as a result of the establishment of such New Local Facility. Lenders wishing to designate a portion of their Commitments under a designated Facility to a New Local Facility (each, a “New Local Facility Lender”) shall have such portion of their Commitment under such Facility designated to such New Local Facility on a pro rata basis in accordance with the aggregate Commitments of the other New Local Facility Lenders. The designation of Commitments to any New Local Facility shall be made pursuant to an amendment (each, a “Local Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Company, the Agent and each New Local Facility Lender. No Lender shall be obligated to transfer any portion of its Commitments to a New Local Facility unless it so agrees.

63 #94978620v33 (b) Notwithstanding the foregoing, no New Local Facility shall become effective under this Section 2.21 unless (i) on the date of such effectiveness (unless otherwise agreed among the New Local Facility Lenders, the Company and the applicable Borrowers, and consented to by the Agent (such consent not to be unreasonably withheld or delayed)) (A) the representations and warranties set forth in Article 4 are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of such date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case it was correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) as of such earlier date and the Agent (acting at the direction of the applicable New Local Facility Lenders) shall have received a certificate to that effect dated such date and executed by the Company and (B) no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from such New Local Facility; and (ii) the Agent shall have received such legal opinions, board resolutions and other closing certificates and documentation (including opinions of counsel) as the Agent (acting at the direction of the New Local Facility Lenders) shall reasonably request. (c) Notwithstanding the terms of Section 9.01, any Local Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Agent and the Company, to implement the provisions of this Section, a copy of which shall be made available to each Lender. Section 2.22. Benchmark Replacement. (a) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Agent and the Company may amend this Agreement to replace such Benchmark with a Benchmark Replacement; provided that, any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all Lenders and the Company so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.22(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Conforming Changes from time to time and any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Company and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes. The Agent will promptly notify the Company of the removal or reinstatement of any tenor of a Benchmark

64 #94978620v33 pursuant to Section 2.22(d). Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.22, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.22. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including Term SOFR or EURIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the applicable Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the applicable Borrower may revoke any request for a Borrowing of, conversion to or continuation of Reference Rate Advances to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (i)(A) in the case of any request for an Reference Rate Advance in US Dollars, if applicable, the applicable Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Advances in the amounts specified therein and (B) in the case of any request for any affected Reference Rate Advance in a Committed Currency, if applicable, then such request shall be ineffective and (ii)(A) any outstanding affected Reference Rate Advances denominated in US Dollars, if applicable, will be deemed to have been converted into Base Rate Advances at the end of the applicable Interest Period and (B) any outstanding affected Reference Rate Advances denominated in a Committed Currency, if applicable, at the applicable Borrower’s election, shall either (i) be converted into Base Rates Loans denominated in US Dollars (in an amount equal to the Equivalent in US Dollars of such Committed Currency) immediately or, in the case of Reference Rate Advances denominated in Euros, at the end of the applicable Interest Period or (ii) be prepaid in full immediately or in the case of Reference Rate Advances denominated in Euros, at the end of the applicable Interest Period; provided that, with respect to any Reference Rate Advance, if no election

65 #94978620v33 is made by the applicable Borrower by the date that is three Business Days after receipt by the applicable Borrower of such notice or, in the case of a Reference Rate Advances denominated in US Dollars or Euros, the last day of the current Interest Period for the applicable Reference Rate Advance, if earlier, the applicable Borrower shall be deemed to have elected clause (i) above. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted together with any additional amounts required pursuant to Section 9.04(b). During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. ARTICLE 3 CONDITIONS OF LENDING Section 3.01. Condition Precedent to Effective Date. The Effective Date, and the obligation of each Lender to make its Revolving Advance hereunder on and after the Effective Date, are subject to the condition precedent that the Agent receive on or before the Effective Date the following, each in form and substance reasonably satisfactory to the Agent: (a) This Agreement, executed by the Company, the Agent and each Lender listed on Schedule I attached hereto; (b) Copies of (i) the resolutions of the Board of Directors of the Company, approving this Agreement, and (ii) of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, in each case certified as of the Effective Date by the Secretary or an Assistant Secretary of the Company; (c) A certificate of the Secretary or an Assistant Secretary of the Company, dated the Effective Date, certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by the Company hereunder; (d) A certificate of the Secretary or Assistant Secretary of the Company, dated the Effective Date, certifying the correctness and completeness of the copies of Company’s Certificate of Incorporation and Bylaws previously delivered to the Agent, together with a good standing certificate from the state of its incorporation, each to be dated a recent date prior to the Effective Date; (e) A favorable opinion of Zafar Hasan, Senior Vice President and Global Head of Corporate Legal, Board Secretary of the Company, dated the Effective Date substantially in the form of Exhibit C-1 hereto;

66 #94978620v33 (f) A certificate of an authorized officer of the Company, dated the Effective Date, stating that the representations and warranties of the Company contained in Article 4 are correct and that no Event of Default or Potential Event of Default exists on and as of the Effective Date; and (g) Evidence satisfactory to the Agent of (i) the termination of the Existing Credit Agreement (including any payment of borrowings and accrued interest thereunder) and (ii) the payment of fees, costs and expenses, if any, payable by the Company under the Existing Credit Agreement. Each Lender that is a party to the Existing Credit Agreement hereby waives any requirement that notice of the termination of commitments or the prepayment of advances under the Existing Credit Agreement be made in advance of the Effective Date hereunder. Section 3.02. Initial Advance to Each Designated Subsidiary. The obligation of any Lender to make an initial Advance to any Designated Subsidiary is subject to the receipt by the Agent on or before the date of such initial Advance of each of the following, in form and substance reasonably satisfactory to the Agent and dated on or prior to such date: (a) A Designation Agreement duly executed by such Designated Subsidiary and the Company. (b) Copies of (i) the resolutions of the Board of Directors of the such Designated Subsidiary (with a certified English translation if the original thereof is not in English), approving this Agreement, and (ii) of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, in each case certified by the Secretary or an Assistant Secretary or an appropriate officer or director of such Designated Subsidiary. (c) A certificate of a proper officer or director of such Designated Subsidiary certifying the names and true signatures of the officers of such Designated Subsidiary authorized to sign its Designation Agreement and the other documents to be delivered by it hereunder. (d) A certificate signed by a duly authorized officer of such Designated Subsidiary, certifying that such Designated Subsidiary has obtained all governmental and regulatory authorizations, consents, approvals (including exchange control approvals) and licenses required under applicable laws and regulations necessary for such Designated Subsidiary to execute and deliver its Designation Agreement and to perform its obligations hereunder and thereunder, except (i) for those which have been obtained and remain in full force and effect prior to the effective date of its Designation Agreement and (ii) to the extent that failure to obtain such authorization, consent, approval or license would not have a material adverse effect on the business, financial condition or operations of such Designated Subsidiary and its Subsidiaries, taken as a whole.

67 #94978620v33 (e) Favorable opinions of counsel (which may be in-house counsel) to such Designated Subsidiary substantially in the form of Exhibit C-2 hereto, and as to such other matters as any Lender through the Agent may request. (f) Such other approvals, opinions or documents as any Lender, through the Agent may reasonably request. (g) In the case of a Designated Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a duly executed and completed Beneficial Ownership Certification in relation to such Designated Subsidiary. Section 3.03. Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that (i) the Agent shall have received a Notice of Borrowing with respect thereto in accordance with Section 2.02 and (ii) on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by any Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Company that on the date of such Borrowing such statements are true): (a) The representations and warranties of the Company contained in Article 4 (other than the representations set forth in the second sentence of Section 4.01(e) and clause (i) of Section 4.01(f)) are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the date of such Borrowing, before and immediately after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date and additionally, if such Borrowing shall have been requested by a Designated Subsidiary, the representations and warranties of such Designated Subsidiary contained in its Designation Agreement are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; (b) No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or a Potential Event of Default; and (c) If such Borrowing shall have been requested by a Designated Subsidiary, such Designated Subsidiary shall not be the subject of proceeding under any Bankruptcy Law.

68 #94978620v33 ARTICLE 4 REPRESENTATIONS AND WARRANTIES Section 4.01. Representations and Warranties of the Company. The Company represents and warrants as follows: (a) Due Organization, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions which require such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. Each Significant Subsidiary of the Company is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation. Each such Subsidiary is duly qualified to do business in all other jurisdictions which require such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. (b) Due Authorization, etc. The execution, delivery and performance by the Company of this Agreement are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Company’s certificate of incorporation or bylaws or (ii) law or any material contractual restriction binding on or affecting the Company. (c) Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Agreement except (i) for those which have been obtained prior to the Effective Date and remain in full force and effect and (ii) to the extent that failure to obtain such authorization, approval, action, notice or filing would not have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. (d) Validity. This Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and to the application of general principles of equity. (e) Condition of the Company. The consolidated balance sheet of the Company as at June 30, 2021, and the related consolidated statements of income and stockholders’ equity of the Company for the fiscal year then ended, copies of which have been furnished to each Bank, fairly present the consolidated financial condition of the Company as at such date and the consolidated results of the operations of the Company for the fiscal year ended on such date, all in accordance with GAAP consistently applied. There has been no material adverse change in the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, since June 30, 2021.

69 #94978620v33 (f) Litigation. There is no pending or (to the knowledge of the Company) threatened investigation, action or proceeding against the Company or any of its Subsidiaries before any court, governmental agency or arbitrator which (i) except as disclosed in the Exchange Act Reports filed prior to the Effective Date would, if adversely determined, reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, or (ii) purports to affect the legality, validity or enforceability of this Agreement. (g) Margin Regulations. No proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in any manner that violates or would cause a violation of Regulation U or Regulation X. (h) Payment of Taxes. Except as disclosed in the Exchange Act Reports filed prior to the Effective Date, the Company and each of its Significant Subsidiaries have filed or caused to be filed all Tax returns (federal, state, local and foreign) required to be filed and paid all amounts of Taxes shown thereon to be due, including interest and penalties, except (i) for such Taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Company or any such Significant Subsidiary, as the case may be and (ii) to the extent that the failure to file such returns or pay such Taxes would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. (i) Governmental Regulation. The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended. (j) ERISA. Except as disclosed in the Exchange Act Reports filed prior to the Effective Date: (i) no ERISA Event has occurred or is reasonably expected to occur (other than for premiums payable under Title IV of ERISA), that would reasonably be expected to result in a liability to the Company or its ERISA Affiliates of more than US$250,000,000 over the amount previously reflected for any such liabilities, in accordance with GAAP, on the financial statements delivered pursuant to Section 4.01(e); (ii) Schedule B (Actuarial Information) to the most recently completed annual report (Form 5500 Series) for each Pension Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Agent, is complete and, to the best knowledge of the Company, accurate, and since the date of such Schedule B there has been no change in the funding status of any such Pension Plan except any change that would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole;

70 #94978620v33 (iii) as of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability to the Company or any of its ERISA Affiliates for a complete withdrawal from such Multiemployer Plan, when aggregated with such potential liability for a complete withdrawal for all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed US$250,000,000; (iv) the Company and each of its ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan except for any such failure to perform or comply that would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole; and (v) neither the Company nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or has been terminated or has been determined to be in “endangered” or “critical” status, within the meaning of Section 305(b) of ERISA or Section 432(b) of the Code, and, to the best knowledge of the Company, no Multiemployer Plan is reasonably expected to be insolvent or to be terminated or to be determined to be in “endangered” or “critical” status within the meaning of Section 305(b) of ERISA or Section 432(b) of the Code, in each case, resulting in a liability to the Company or its ERISA Affiliates of more than US$250,000,000. (k) Disclosure. The documents, certificates and written materials furnished to the Agent or any Lender by or on behalf of the Company for use in connection with the transactions contemplated in this Agreement, taken as a whole with other documents, certificates and written materials furnished contemporaneously therewith, do not contain any untrue statement of fact or omit to state a material fact (known to the Company in the case of any documents, certificates or written statements not furnished by it) necessary in order to make the statements contained therein not misleading in light of the circumstances under which the same were made. (l) Insurance. The Company and its Subsidiaries (i) maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually insured by companies engaged in similar businesses or (ii) maintain a plan or plans of self-insurance to such extent and covering such risks as is usual for companies of comparable size engaged in the same or similar business, which plans shall include, among other things, adequate reserves for the risks that are self-insured. (m) Environmental Matters. Except as disclosed in the Exchange Act Reports filed prior to the Effective Date, (i) the Company and each of its Subsidiaries is in compliance with all Environmental Laws except to the extent any non-compliance would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, and (ii) there has been no “release” or threatened “release” of a “hazardous substance” (as such

71 #94978620v33 terms are defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq.) or any other release, emission or discharge into the environment of any hazardous or toxic substance or material or pollutant by the Company or its Subsidiaries or, to the knowledge of the Company, at or from any of the Company’s or its Subsidiaries’ properties, in either case other than as would not have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. (n) Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and to the knowledge of the Company its directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary or to the knowledge of the Company any of the directors or officers of the Company, (b) to the knowledge of the Company or such Subsidiary, any director or officer of any Subsidiary of the Company or (c) to the knowledge of the Company, any employee or agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. ARTICLE 5 COVENANTS Section 5.01. Affirmative Covenants of the Company. The Company covenants and agrees that the Company will, unless and until all of the Advances shall have been paid in full and all of the Commitments of the Lenders shall have terminated, unless Majority Lenders shall otherwise consent in writing: (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders, except to the extent any non-compliance would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, such compliance to include, without limitation, (x) complying with all Environmental Laws and (y) paying before the same become delinquent all Taxes imposed upon it or upon its property except to the extent contested in good faith. (b) Reporting Requirements. Furnish to the Agent: (i) as soon as available and in any event within 60 days of the end of each of the first three fiscal quarters of each fiscal year of the Company, a copy of the quarterly report (x) for such quarter for the Company, containing a consolidated balance sheet and consolidated statements of income and (x) for the period consisting of the fiscal year then elapsed, for the Company, containing consolidated statements of stockholders’ equity and cash flows;

72 #94978620v33 (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated annual audit report for such year for the Company, containing financial statements (including a consolidated balance sheet, consolidated statements of income, retained earnings and cash flows of the Company) for such year, accompanied by an opinion of Deloitte & Touche or other nationally recognized independent public accountants. The opinion shall be unqualified (as to going concern, scope of audit and disagreements over the accounting or other treatment of offsets) and shall state that such consolidated financial statements present fairly the consolidated financial position of the Company as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; (iii) together with each delivery of the report of the Company pursuant to clause (i) or clause (ii) above, a compliance certificate for the quarter or year, as applicable, executed by an authorized financial officer of the Company (A) stating, in the case of the financial statements delivered under Section 5.01(b)(i) for such quarter, that such financial statements fairly present the financial condition of the Company and its Subsidiaries as at the dates indicated and the results of operations of the Company and its Subsidiaries and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein), subject to the absence of footnotes and changes resulting from audit and normal year-end adjustment, (B) stating that such authorized financial officer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and financial condition of the Company and its Subsidiaries during the accounting period covered by such financial statements and that such authorized financial officer does not have knowledge of the existence, as at the date of the compliance certificate, of any condition or event that constitutes an Event of Default or a Potential Event of Default or, if any such condition or event exists, specifying the nature thereof and what action the Company has taken, is taking and proposes to take with respect thereto and (C) demonstrating in reasonable detail compliance at the end of such accounting periods with the restrictions contained in Section 5.02(c). (iv) promptly, and in any event within five days, after any authorized financial officer of the Company becomes aware of the occurrence of an Event of Default or Potential Event of Default continuing on the date of such statement, a statement of an authorized financial officer of the Company setting forth details of such Event of Default or Potential Event of Default and the action which the Company has taken and proposes to take with respect thereto; (v) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Company or any of its Subsidiaries sends to its stockholders generally, and copies of all regular, periodic

73 #94978620v33 and special reports, and all registration statements, that the Company or any of its Subsidiaries files with the SEC or any governmental authority that may be substituted therefor, or with any national securities exchange; (vi) promptly after the commencement thereof, notice of all material actions, suits and proceedings before any court or government department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any of its Subsidiaries, of the type described in Section 4.01(f); (vii) promptly after the occurrence thereof, notice of (A) any event which makes any of the representations contained in Section 4.01(m) inaccurate or (B) the receipt by the Company of any written notice, order, directive or other written communication from a governmental authority alleging violations of or noncompliance with any Environmental Law which would reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole; (viii) promptly after any change in any Rating, a notice of such change, which notice shall specify the new Rating, the date on which such change was publicly announced by S&P or Moody’s, as the case may be, and such other information with respect to such change as any Lender through the Agent may reasonably request; and (ix) information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation; and (x) such other information respecting the business, financial condition or operations of the Company and the Subsidiaries as any Lender through the Agent may from time to time reasonably request. In lieu of furnishing to the Agent paper copies of the documents required to be delivered pursuant to Sections 5.01(b)(i), (ii), (v), (vi), (viii) and (x), the Company’s obligations to deliver such documents or information shall be deemed to be satisfied upon the relevant documents or information being publicly available at its Internet website located at http://www.dxc.com or through the SEC’s EDGAR system; provided that with respect to documents required to be delivered pursuant to Sections 5.01(b)(viii) and (x), the Company shall notify the Agent when such documents are so filed or so posted. (c) Corporate Existence, Etc. The Company will, and will cause each of its Significant Subsidiaries to, at all times maintain its fundamental business and preserve and keep in full force and effect its corporate existence and all material rights, franchises and licenses necessary or desirable in the normal conduct of its business, in each case as applicable, except (i) as permitted under Section 5.02(b) and (ii) if, in the reasonable business judgment of the Company, it is in the business interest of the Company or such

74 #94978620v33 Subsidiary not to preserve and maintain such legal existence (except with respect to the Company), rights (charter and statutory), franchises and licenses, and such failure to preserve the same would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. (d) Maintenance of Insurance. The Company will and will cause each of its Significant Subsidiaries to maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually insured by companies engaged in similar businesses. Notwithstanding the foregoing, the Company and such Subsidiaries may maintain a plan or plans of self-insurance to such extent and covering such risks as is usual for companies of comparable size engaged in the same or similar business, which plans shall include, among other things, adequate reserves for the risks that are self-insured. On request the Company will advise the Agent and the Lenders concerning any such plan or plans for self-insurance. (e) Visitation Rights. At any reasonable time and from time to time during normal business hours and with reasonable prior notice, permit the Agent or any of the Lenders or any agents or representatives thereof (at their sole cost and expense), to visit the properties of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their officers, employees, or if an Event of Default is continuing, with their independent certified public accountants. (f) Keeping of Books. Keep, and will cause each of its Significant Subsidiaries to keep, in all material respects, proper books of record and account in accordance with GAAP. Section 5.02. Negative Covenants of the Company. The Company covenants and agrees that, unless and until all of the Advances shall have been paid in full and the Commitments of all of the Lenders shall have terminated, unless Majority Lenders shall otherwise consent in writing: (a) Liens, Etc. The Company will not create or suffer to exist, or permit any of its Significant Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of such Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, unless the Company’s obligations hereunder shall be secured equally and ratably with, or prior to, any such Debt; provided however that the foregoing restriction shall not apply to the following Liens which are permitted: (i) Customary Permitted Liens; (ii) Liens in favor of the United States to secure amounts paid to the Company or any of its Subsidiaries as advance or progress payments under government contracts entered into by it so long as such Liens cover only (x) special bank accounts into which only such advance or progress payments are deposited

75 #94978620v33 and (y) supplies covered by such government contracts and material and other property acquired for or allocated to the performance of such government contracts; (iii) attachment, judgment and other similar Liens arising in connection with legal proceedings, provided that any such judgment does not constitute an Event of Default; (iv) Liens on accounts receivable resulting from the sale of such accounts receivable; (v) Liens on assets of any Significant Subsidiary of the Company existing at the time such Person becomes a Significant Subsidiary or is merged into or consolidated with the Company or a Significant Subsidiary (other than any such Lien created in contemplation of becoming a Significant Subsidiary); (vi) purchase money Liens upon or in any asset acquired or held by the Company or any Significant Subsidiary (including any capital interest in any Person) to secure the purchase price of such asset or to secure Debt incurred solely for the purpose of financing the acquisition of or construction of improvements on or with respect to any such asset (provided that the amount of Debt secured by such Lien does not exceed 100% of the purchase price of such asset and transaction costs relating to such acquisition or the costs of such construction) and Liens existing on such asset at the time of its acquisition (other than any such Lien created in contemplation of such acquisition); and the interest of the lessor thereof in any asset that is subject to a Capital Lease; (vii) Liens on deposits securing obligations under cash pooling and multi-currency notional pooling programs; (viii) Liens, other than Liens described in clauses (i) through (vii) and in clauses (ix) and (x), to secure Debt not in excess of an aggregate of the greater of $500,000,000 and 5% of the shareholders’ equity of the Company; (ix) Liens resulting from any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Debt secured by any Lien referred to in clauses (v) and (vi) so long as (x) the aggregate principal amount of any such Debt shall not increase as a result of any such extension, renewal or replacement and (y) Liens resulting from any such extension, renewal or replacement shall cover only such property which secured the Debt that is being extended, renewed or replaced; and (x) Liens securing Debt owing to the Company or any of the Subsidiaries. (b) Restrictions on Fundamental Changes. The Company will not, and will not permit any of its Significant Subsidiaries to, merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets of the Company and its Subsidiaries, taken

76 #94978620v33 as a whole (whether now owned or hereafter acquired), to any Person (other than the Company or any Subsidiary of the Company, so long as the Company, directly or indirectly, owns 80% or more of the voting stock thereof), or enter into any partnership, joint venture, syndicate, pool or other combination, unless (a) no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and (b) in the case of any consolidation or merger involving the Company, either (i) the Company is the surviving entity or (ii) the Person surviving or resulting from such consolidation or merger shall have assumed the obligations of the Company hereunder in an agreement or instrument reasonably satisfactory in form and substance to the Agent and such surviving corporation shall have delivered, for the benefit of the Lenders and the Agent, such other documents as may reasonably be requested, including, without limitation, information in respect of “know your customer” and similar requirements, an incumbency certificate and an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Majority Lenders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof. (c) Financial Covenants. (i) Minimum Interest Coverage Ratio. The Company will not permit at the end of any quarterly financial reporting period the ratio of Consolidated EBITDA to Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on the last day of such quarterly financial reporting period, taken as a single period, to be less than 3.00 to 1.00. (ii) Consolidated Total Net Debt to Consolidated EBITDA Ratio. The Company will not permit at the end of any quarterly financial reporting period the ratio of Consolidated Total Net Debt as of the last day of such quarterly financial reporting period to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such quarterly financial reporting period, taken as a single period, to exceed 2.25 to 1.00. ARTICLE 6 EVENTS OF DEFAULT Section 6.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing: (a) Any Borrower shall fail to pay any principal of any Advance when the same becomes due and payable or any Borrower shall fail to pay any interest on any Advance or any fees or other amounts payable hereunder within five days of the date due; or (b) Any representation or warranty made (i) by the Company herein or in connection with this Agreement shall prove to have been incorrect in any material respect when made; or (ii) by any Designated Subsidiary in the Designation Agreement pursuant

77 #94978620v33 to which such Designated Subsidiary became a Borrower hereunder shall prove to have been incorrect in any material respect when made; or (c) The Company shall fail to perform or observe (i) any term, covenant or agreement contained in Section 2.15, 5.01(c) (with respect to the existence of the Company) or 5.02, or (ii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after the earlier to occur of (i) written notice thereof having been given to the Company by the Agent at the request of any Lender or (ii) actual knowledge thereof by the Company of such failure; or (d) The Company or any of its Significant Subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt or any payment obligations in respect of guarantees of the Company or any such Significant Subsidiary of Debt owed to any Person other than the Company and the Subsidiaries which is outstanding in a principal amount of at least US$250,000,000 in the aggregate (but excluding Debt arising under this Agreement), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or guarantee; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or by a required prepayment of insurance proceeds or by a required prepayment as a result of formulas based on asset sales or excess cash flow), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or (e) The Company or any of its Significant Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of its Significant Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company or any of its Significant Subsidiaries shall take any corporate or partnership action to authorize any of the actions set forth above in this subsection (e); or

78 #94978620v33 (f) Any judgment or order for the payment of money in excess of US$250,000,000 shall be rendered against the Company or any of its Significant Subsidiaries and is not promptly paid by the Company or any of its Significant Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.01(f) if and to the extent that (i) the amount of such judgment or order is covered by a valid and binding policy of insurance covering payment thereof, (ii) such insurer shall be rated at least “A-” by A.M. Best Company and the Company deems the claims recovery as “probable” in its financial statements and (iii) such insurer has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or (g) (i) There occurs one or more ERISA Events which individually or in the aggregate results in liability to the Company or any of its ERISA Affiliates in excess of $250,000,000 over the amount previously reflected for any such liabilities, in accordance with GAAP, on the financial statements delivered pursuant to Section 4.01(e); or (ii) The Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred an aggregate Withdrawal Liability for all years to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Company and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds US$250,000,000; or (iii) The Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or is being terminated or has been determined to be in “endangered” or “critical” status, within the meaning of Section 305 of ERISA or Section 432 of the Code, if as a result of such event the aggregate annual contributions of the Company and its ERISA Affiliates to all Multiemployer Plans that are then insolvent or being terminated or have been determined to be in endangered or critical status have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan year of such Multiemployer Plan immediately preceding the plan year in which the event occurs by an amount exceeding, in each case, resulting in a liability to the Company or its ERISA Affiliates of more than US$250,000,000; or (h) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a

79 #94978620v33 contingency: provided that if the Company shall become a wholly owned Subsidiary of a publicly owned Person whose beneficial ownership is, immediately after the Company shall become such a wholly owned subsidiary of such Person, substantially identical to that of the Company immediately prior to such circumstance (a “Holding Company”), such circumstance shall not be an Event of Default under this Section 6.01(h) unless the beneficial ownership of such Holding Company shall be acquired as set forth in this Section 6.01(h); or (i) so long as any Subsidiary of the Company is a Designated Subsidiary, any provision of Article 7 shall for any reason cease to be valid and binding on or enforceable against the Company, or the Company shall so state in writing; then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate (other than the obligations of the Lenders to fund their participations in Swing Line Advances), and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are here expressly waived by the Company; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Company under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower. ARTICLE 7 GUARANTY Section 7.01. Unconditional Guaranty. The Company hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of each other Borrower now or hereafter existing under or in respect of this Agreement and each other Loan Document (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations and the Company’s obligations to pay, discharge and satisfy the Erroneous Payment Subrogation Rights), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent or any Lender in enforcing any rights under this Agreement. Without limiting the generality of the foregoing, the Company’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by such Borrower to the Agent or any Lender under or in respect of this Agreement and the other

80 #94978620v33 Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Borrower. Section 7.02. Guaranty Absolute. (a) The Company guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and each other Loan Document, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. The obligations of the Company under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Borrower under or in respect of this Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Company to enforce this Guaranty, irrespective of whether any action is brought against any other Borrower or whether any other Borrower is joined in any such action or actions. The liability of the Company under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Company hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (i) any lack of validity or enforceability against any other Borrower of this Agreement, any other Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any other Borrower under or in respect of this Agreement and the other Loan Documents, or any other amendment or waiver of or any consent to departure from this Agreement or any other Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any other Borrower or any of its Subsidiaries or otherwise; (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (iv) any manner of application of any collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Borrower under this Agreement and the other Loan Documents or any other assets of any other Borrower or any of its Subsidiaries; (v) any change, restructuring or termination of the corporate structure or existence of any other Borrower or any of its Subsidiaries; (vi) any failure of the Agent or any Lender to disclose to the Company any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Borrower now or hereafter known to the Agent or such Lender (the Company waiving any duty on the part of the Agent and the Lenders to disclose such information);

81 #94978620v33 (vii) the release or reduction of liability of the Company or other guarantor or surety with respect to the Guaranteed Obligations; or (viii) any other circumstance (including, without limitation, to the fullest extent permitted under applicable law, any statute of limitations) or any existence of or reliance on any representation by the Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, any other Borrower or any other guarantor or surety. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Lender or any other Person upon the insolvency, bankruptcy or reorganization of any other Borrower or otherwise, all as though such payment had not been made. Section 7.03. Waivers and Acknowledgments. (a) The Company hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any other Borrower or any other Person or any collateral. (b) The Company hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. (c) The Company hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or any Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Company or other rights of the Company to proceed against any other Borrower, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the obligations of the Company hereunder. (d) The Company hereby unconditionally and irrevocably waives any duty on the part of the Agent or any Lender to disclose to the Company any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Borrower or any of its Subsidiaries now or hereafter known by the Agent or such Lender. (e) The Company acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the other Loan Documents and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.

82 #94978620v33 Section 7.04. Subrogation. The Company hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any other Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Company’s obligations under or in respect of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender against any other Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or been terminated. If any amount shall be paid to the Company in violation of the immediately preceding sentence at any time prior to the later of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (b) the Termination Date, such amount shall be received and held in trust for the benefit of the Agent and the Lenders, shall be segregated from other property and funds of the Company and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. If (i) the Company shall make payment to the Agent or any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and (iii) the Termination Date shall have occurred, the Agent and the Lenders will, at the Company’s request and expense, execute and deliver to the Company appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Company of an interest in the Guaranteed Obligations resulting from such payment made by the Company pursuant to this Guaranty. Section 7.05. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Termination Date, (b) be binding upon the Company, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the Lenders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, the Agent or any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments and the Advances owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Lender herein or otherwise, in each case as and to the extent provided in Section 8.06 or 9.07, as the case may be.

83 #94978620v33 ARTICLE 8 THE AGENT Section 8.01. Appointment and Authority. Each Lender hereby irrevocably appoints Citibank, N.A. to act on its behalf as the Agent hereunder and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agent and the Lenders, and, except as expressly set forth in Section 8.06, no Borrower shall have any rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 8.02. Rights as a Lender. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Agent hereunder and without any duty to account therefor to the Lenders. Section 8.03. Exculpatory Provisions. (a) The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default or Potential Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law, including for the

84 #94978620v33 avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity. (b) The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.01 and 6.01), or (ii) in the absence of its own gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Potential Event of Default or Event of Default or the event or events that give or may give rise to any Potential Event of Default or Event of Default unless and until the Company or any Lender shall have given notice to the Agent describing such Potential Event of Default or Event of Default and such event or events. (c) The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Event of Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent. Section 8.04. Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, the Agent may presume that such condition is satisfactory to such Lender unless an officer of the Agent responsible for the transactions contemplated hereby shall have received notice to the contrary from such Lender prior to the making of such Advance, and such Lender shall not have made available to the Agent such Lender’s ratable portion of the applicable Borrowing. The Agent may consult with legal counsel (who may be counsel for the Company), independent

85 #94978620v33 accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 8.05. Indemnification. The Lenders agree to indemnify the Agent (to the extent the Company is required to reimburse the Agent pursuant to Section 9.04 and only to the extent not reimbursed by the Company), ratably according to the respective principal amounts of the Advances then held by each of them (or if no Advances are at the time outstanding or if any Advances are held by Persons which are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence, bad faith or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, syndication, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Company. Section 8.06. Resignation of Agent. (a) The Agent may at any time give notice of its resignation to the Lenders and the Company. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Agent is a Defaulting Lender pursuant to clause (v) of the definition thereof, the Majority Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Majority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Agent shall be discharged from its duties

86 #94978620v33 and obligations as Agent hereunder and under the other Loan Documents and (2) except for any indemnity payments owed to the retiring or removed Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly and, during such period, the Company shall have no obligation to pay to any Person the fees described in Section 2.04(b), until such time, if any, as the Majority Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties as Agent of the retiring or removed Agent (other than any rights to indemnity payments owed to the retiring or removed Agent), and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.04 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent. Section 8.07. Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub- agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. Each such sub-agent and the Related Parties of the Agent and each such sub-agent shall be entitled to the benefits of all provisions of this Article 8 and Section 9.04 (as though such sub-agents were the “Agent” hereunder) as if set forth in full herein with respect thereto. Section 8.08. Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 8.09. Other Agents. Each Lender hereby acknowledges that neither the syndication agents, nor the documentation agents or any other Lender designated as any “Agent” on the cover page hereof (other than the Agent) has any liability hereunder other than in its capacity as a Lender. Section 8.10. Certain ERISA Matters.

87 #94978620v33 (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Borrower, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement

88 #94978620v33 (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 8.11. Erroneous Payments. (a) If the Agent (x) notifies a Lender or Swing Line Bank, or any Person who has received funds on behalf of a Lender or Swing Line Bank (any such Lender, Swing Line Bank or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Swing Line Bank or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this Section 8.11 and held in trust for the benefit of the Agent, and such Lender or Swing Line Bank shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received) together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Swing Line Bank or any Person who has received funds on behalf of a Lender or Swing Line Bank (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender, Swing Line Bank or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

89 #94978620v33 (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Swing Line Bank use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within two Business Days of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 8.11(b). For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this Section 8.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.11(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender or Swing Line Bank hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender or Swing Line Bank under any Loan Document, or otherwise payable or distributable by the Agent to such Lender or Swing Line Bank under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under immediately preceding clause (a). (d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Type with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Type”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Type, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any notes

90 #94978620v33 evidencing such Loans to the Borrower or the Agent (but the failure of such Person to deliver any such notes shall not affect the effectiveness of the foregoing assignment), (B) the Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (ii) Subject to Section 9.07 (including, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Agent) and (y) may, in the sole discretion of the Agent, be reduced by any amount specified by the Agent in writing to the applicable Lender from time to time. (iii) The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Swing Line Bank, to the rights and interests of such Lender or Swing Line Bank, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Guaranteed Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Guaranteed Obligations in respect of Loans that have been assigned to the Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Guaranteed Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.11 shall

91 #94978620v33 not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Guaranteed Obligations of the Borrower relative to the amount (and/or timing for payment) of the Guaranteed Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrower for the purpose of making such Erroneous Payment. (iv) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (v) Each party’s obligations, agreements and waivers under this Section 8.11 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Swing Line Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Guaranteed Obligations (or any portion thereof) under any Loan Document. ARTICLE 9 MISCELLANEOUS Section 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by (or consented to by) each Lender affected thereby, do any of the following: (a) waive any of the conditions specified in Section 3.01; (b) increase the Commitments of such Lender; (c) reduce the principal of, or rate of interest on, the Advances or any fees or other amounts payable hereunder; (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder;

92 #94978620v33 (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder; (f) release the Company (or otherwise limit the Company’s liability with respect to the obligations of the Designated Subsidiaries) from its guaranty set forth in Article 7 hereof; or (g) amend this Section 9.01 or the definition of “Majority Lenders”; and provided further that (x) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note, (y) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank, affect the rights or duties of the Swing Line Bank under this Agreement and (z) the consent of Lenders having at least a majority (based on the Equivalent in US Dollars at such time) in interest of a Facility shall be required with respect to any amendment or waiver that by its terms adversely affects the rights of Lenders under such Facility in respect of payments hereunder in a manner different than such amendment or waiver affects other Facilities. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of any Defaulting Lender may not be increased or extended nor amounts owed to such Lender reduced or the final maturity thereof extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding the foregoing, each Incremental Facility Amendment and each Local Facility Amendment may be effected in accordance with Sections 2.20 and 2.21, respectively, without the consent of the Majority Lenders. In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Agent, the Company and the Lenders providing the relevant Replacement Advances (as defined below) to permit the refinancing, replacement or modification of all or a portion of outstanding Revolving Advances or all or a portion of outstanding Incremental Advances (each, “Replaced Advances”) with a replacement facility hereunder (each, “Replacement Advances”), provided that (a) the aggregate principal amount of such Replacement Advances shall not exceed the aggregate principal amount of such Replaced Advances, (b) the Applicable Margin for such Replacement Advances shall not be higher than the Applicable Margin for such Replaced Advances and (c) all other terms applicable to such Replacement Advances shall be substantially identical to, or no less favorable to the Lenders providing such Replacement Advances taken as a whole than, those applicable to such Replaced Advances, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Advances as applicable in effect immediately prior to such refinancing.

93 #94978620v33 Furthermore, and notwithstanding anything else to the contrary contained in this Section 9.01, if the Agent and the Company shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of this Agreement or any other Loan Document, then the Agent and the Company shall be permitted to amend such provision, and such amendments shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Majority Lenders within five Business Days following receipt of notice thereof. Furthermore, and notwithstanding anything else to the contrary contained in this Section 9.01, if the Agent, the Swing Line Banks, the Swing Line Sub-Agent and the Company shall have jointly identified an issue of an operational nature in any provision of this Agreement related to the Swing Line Sub-Facility, then the Agent, the Swing Line Banks, the Swing Line Sub-Agent and the Company shall be permitted to amend such provision, and such amendments shall become effective without any further action or consent of any other party hereto if the same is not objected to in writing by the Majority Lenders within five Business Days following receipt of notice thereof. Section 9.02. Notices, Etc. (a) General. Unless otherwise expressly provided in this Agreement, all notices, requests, demands, directions and other communications provided for hereunder shall be in writing (including by facsimile transmission or, to the extent provided in Section 9.02(e), electronic communication). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (1) if to the Company or the Agent, to the address, facsimile number, electronic mail address or telephone number set forth below, or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties: Company: Ceyhun “Jay” Cetin VP and Treasurer DXC Technology Company 1775 Tysons Blvd Tysons, VA 22102 Office: +1 (470) 749-3903 Email: ccetin@dxc.com Agent: As specified on Schedule 9.02 hereto; (2) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number set forth in its Administrative Questionnaire; (3) if to any Swing Line Bank, to it at the address provided in writing to the Agent and the Borrowers; and

94 #94978620v33 (4) if to any Designated Subsidiary, to the address, facsimile number, electronic mail address or telephonic number set forth in the applicable Designation Agreement, with a copy to the Company. (b) Timing. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto during the recipient’s normal business hours (or if delivered after normal business hours shall be deemed to have been delivered on the next Business Day) and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the United States mail, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail when received; provided, however, that notices and other communications to the Agent pursuant to Article 2 or 7 shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder. (c) Effectiveness of Facsimile Documents and Signatures. Delivery of an executed counterpart of a signature page to this Agreement by email or other electronic transmission of a duly executed counterpart copy hereof will be as effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (d) Reliance by the Agent and Lenders. The Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify each Indemnified Person from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company. All telephonic notices to and other communications with the Agent may be recorded by the Agent, and each of the parties hereto hereby consents to such recording. (e) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article 2 if such Lender has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic

95 #94978620v33 communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (f) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (g) Platform. (i) Each Borrower agrees that the Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s or the Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform. Section 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver

96 #94978620v33 thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Section 9.04. Costs, Expenses and Indemnification. (a) The Company agrees to pay promptly on demand all reasonable and documented costs and out-of-pocket expenses (other than Taxes, for which the provisions of Section 2.12 shall apply instead) of Agent (in its capacity as such) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Agreement, and the other documents to be delivered hereunder or thereunder, including, without limitation, the reasonable and documented fees and out-of- pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder. The Company further agrees to pay promptly on demand all costs and expenses of the Agent and of each Lender, if any (including, without limitation, reasonable counsel fees and out-of-pocket expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable and documented counsel fees and out-of-pocket expenses in connection with the enforcement of rights under this Section 9.04(a). This Section 9.04(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (b) If any payment of principal of any Reference Rate Advance (other than any Reference Rate Advance denominated in Sterling) extended to any Borrower is made other than on the last day of the interest period for such Advance, as a result of a payment pursuant to Section 2.06 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, such Borrower shall, upon demand by any Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. (c) The Company agrees to indemnify and hold harmless the Agent (in its capacity as such), each Lender and each director, officer, employee, agent, attorney, partner, advisor, representative and affiliate of the Agent and each Lender (each an “Indemnified Person”) in connection with any expenses, losses, claims, damages or liabilities to which the Agent, a Lender or such Indemnified Persons may become subject (other than Taxes, for which the provisions of Section 2.12 shall apply instead), insofar as such expenses, losses, claims, damages or liabilities (or actions or other proceedings commenced or threatened in respect thereof) arise out of the transactions referred to in this Agreement or arise from any use or intended use of the proceeds of the Advances, or to the extent relating to the foregoing, in any way arise out of activities of the Company that violate Environmental Laws, and to reimburse the Agent, each Lender and each Indemnified Person, upon their demand, for any reasonable and documented legal or other out-of-pocket expenses incurred in connection with investigating, defending or participating in any such

97 #94978620v33 loss, claim, damage, liability, or action or other proceeding, whether commenced or threatened (whether or not the Agent, such Lender or any such person is a party to any action or proceeding out of which any such expense arises); provided that nothing in this Section 9.04(c) shall obligate the Company to pay the normal expenses of the Agent in the administration of this Agreement in the absence of pending or threatened litigation or other proceedings or the claims or threatened claims of others and then only to the extent arising therefrom. Notwithstanding the foregoing, the Company shall have no obligation hereunder to an Indemnified Person with respect to indemnified liabilities which have resulted from the gross negligence, bad faith or willful misconduct of such Indemnified Person, as determined by a final and nonappealable judgment by a court of competent jurisdiction, or which have resulted from a claim brought by the Company against an Indemnified Person for breach in bad faith of such Indemnified Person’s obligations hereunder in which the Company has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, any of the Company’s equity holders or creditors, an Indemnified Person or any other person or entity, whether or not an Indemnified Person is otherwise a party thereto. (d) To the fullest extent permitted by applicable law, no Borrower nor the Agent, any Lender or any director, officer, employee, agent, attorney, partner, advisor, representative and affiliate of the Agent or any Lender (each, a “Lender-Related Party”) shall have any liability, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, or any agreement or instrument contemplated hereby, the transactions contemplated hereby, any Advance or the use of the proceeds thereof. Section 9.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (time or demand, provisional or final, or general, but not special (in whatever currency)) at any time held and other indebtedness (in whatever currency) at any time owing by such Lender or any Affiliate thereof to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement that are then due and payable, whether or not such Lender shall have made any demand under this Agreement, and each such Affiliate is hereby irrevocably authorized to permit such setoff and application. Each Lender agrees promptly to notify the applicable Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set- off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

98 #94978620v33 Section 9.06. Binding Effect. This Agreement shall be deemed to have been executed and delivered when it shall have been executed by the Company and the Agent and when the Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Company, the Agent and each Lender and their respective successors and permitted assigns, except that no Borrower shall, except as permitted in Section 5.02(b) and Section 9.08, have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of all Lenders. This Agreement and the fee letter referred to in Section 2.04(b) constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous oral agreements and understandings relating to the subject matter hereof. Section 9.07. Assignments and Participations. (a) Successors and Assigns Generally. No Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 9.07(b), (ii) by way of participation in accordance with the provisions of Section 9.07(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.07(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Advances at the time owing to it); provided that (in each case with respect to any Facility), any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Advances at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment

99 #94978620v33 (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than US$5,000,000, unless the Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within ten Business Days after having received notice thereof; (B) the consent of the Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of each Swing Line Bank (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of US$3,500; provided that the Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Company or any of the Company’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or Potential Defaulting Lender or any of their respective

100 #94978620v33 Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or other compensating actions, including funding, with the consent of the Company and the Agent, the applicable Ratable Share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Agent, each Swing Line Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Ratable Share of all Advances and participations in Swing Line Advances in accordance with its Ratable Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.10, 2.12 and 9.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the United States a copy of each

101 #94978620v33 Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and currency and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Company or the Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrowers, the Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.05 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.01(b), (c) or (d) that affects such Participant. The Borrowers agree, to the fullest extent permitted under applicable law, that each Participant shall be entitled to the benefits of Sections 2.10, 2.12 and 9.04(b) (subject to the requirements and limitations therein, including the requirements under Section 2.12(f) (it being understood that the documentation required under Section 2.12(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.10 or 2.12, with respect to any participation, than its participating Lender would have been entitled to receive. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.17(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.05 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and currency

102 #94978620v33 and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other governmental authority; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) UK Borrowers. For the avoidance of doubt, in respect of any assignment or participation with respect to an advance made under a Loan Document to a Borrower incorporated in the United Kingdom (other than pursuant to an assignment requested by the Company under Section 2.17(b)), no assignee or Participant shall be entitled to receive any greater payment under Section 2.12 with respect to taxes imposed by the United Kingdom as a result of circumstances existing at the date of the assignment or participation (as applicable) than the assigning lender or participating lender, as the case may be, would have been entitled to receive. This paragraph shall not apply in relation to Section 2.12(a) to a UK Treaty Lender that has included a confirmation of its scheme reference number and jurisdiction of tax residence in accordance with Section 2.12(f)(iii) if the relevant Borrower has not made a Borrower DTTP Filing in respect of that UK Treaty Lender. Section 9.08. Designated Subsidiaries. (a) Designation. The Company may at any time, and from time to time (x) upon not less than 15 Business Days’ notice in the case of any Subsidiary other than a Pre-Closing Approved Designated Subsidiary and (y) in the case of a Pre-Closing Approved Designated Subsidiary to be designated after the Effective Date, notify the Agent that the Company intends to designate such Subsidiary as a “Designated Subsidiary” for purposes of one or more Facilities under this Agreement. On or after the date that is (x) 15 Business Days in the case of any Subsidiary other than a Pre-Closing Approved Designated Subsidiary and (y) in the case of a Pre-Closing Approved Designated Subsidiary to be designated after the Effective Date, one Business Day after such notice, upon delivery to the Agent and each Appropriate Lender of a Designation Agreement duly executed by the Company and the respective Subsidiary and substantially in the form of Exhibit E hereto, such Subsidiary shall thereupon become a “Designated Subsidiary” for purposes of this Agreement and, as such, shall have all of

103 #94978620v33 the rights and obligations of a Borrower hereunder. The Agent shall promptly notify each Appropriate Lender of the Company’s notice of such pending designation by the Company and the identity of the respective Subsidiary. Following the giving of any notice pursuant to this Section 9.08(a), if the designation of such Designated Subsidiary obligates the Agent or any Appropriate Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall, promptly upon the request of the Agent or any Appropriate Lender, supply such documentation and other evidence as is reasonably requested by the Agent or such Appropriate Lender in order for the Agent or such Lender to carry out and be satisfied it has complied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations. If the Company shall designate as a Designated Subsidiary hereunder any Subsidiary not organized under the laws of the United States or any political subdivision thereof, any Lender may, with notice to the Agent and the Company, fulfill its Commitment by causing a branch or an Affiliate of such Lender to act as the Lender in respect of such Designated Subsidiary. Other than in respect of a Pre-Closing Approved Designated Subsidiary, as soon as practicable after receiving notice from the Company or the Agent of the Company’s intent to designate a Subsidiary as a Designated Subsidiary, and in any event no later than ten Business Days after the delivery of such notice, each Appropriate Lender that may not legally lend to, establish credit for the account of or do any business whatsoever with such Designated Subsidiary that is organized under the laws of a jurisdiction other than of the United States or a political subdivision thereof, either directly or through an Affiliate of such Lender as provided in the immediately preceding paragraph (a “Protesting Lender”), shall so notify the Company and the Agent in writing. With respect to each Protesting Lender, the Company shall, effective on or before the date that such Designated Subsidiary shall have the right to make a Borrowing hereunder, either (A) replace or terminate the Commitments of such Protesting Lender in accordance with Section 2.17 or (B) cancel its request to designate such Subsidiary as a “Designated Subsidiary” hereunder. (b) Termination. Upon the payment in full of all Advances made to any Designated Subsidiary and performance in full of all other obligations of such Designated Subsidiary under this Agreement then, so long as at the time notice is given to such effect from the Agent to the Appropriate Lenders (which notice the Agent shall give promptly upon its receipt of a request therefor from the Company) no Notice of Borrowing in respect of such Designated Subsidiary is outstanding, (x) such Subsidiary’s status as a “Designated Subsidiary” shall immediately terminate and such Subsidiary shall cease to have the rights and obligations of a Borrower hereunder and (y) the Lenders shall be under no further obligation to make any Advance hereunder to such Designated Subsidiary. (c) Borrower Agent. Each Designated Subsidiary hereby irrevocably appoints and authorizes the Company, and the Company hereby accepts such appointment and agrees that it may, but shall not be obligated to, act as agent for any Designated Subsidiary (in such capacity, the “Borrower Agent”) (a) to provide the Agent with all notices with respect to all Borrowings obtained for the benefit of the Borrowers and all other consents,

104 #94978620v33 notices and instructions under this Agreement, (b) to take such action on behalf of the Borrowers as the Borrower Agent deems appropriate on its behalf to obtain Borrowings and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement, (c) to act as its agent for notices required to be delivered under this Agreement or the other Loan Documents, it being understood and agreed that receipt by the Borrower Agent of any summons, notice or other similar item shall be deemed effective receipt by each of the Borrowers and the Subsidiaries of the Company and (d) to take such other actions as are expressly provided for in this Agreement and the other Loan Documents. The Agent and each of the Lenders hereby acknowledge and agree to such appointment of the Company as Borrower Agent hereunder. Section 9.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Section 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Section 9.11. Consent to Jurisdiction; Waiver of Immunities. Each Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Agent or any Lender, or any Related Party of the foregoing in any way relating to this Agreement or the transactions relating hereto, in each case in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction. Each Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (a) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law. Each Designated Subsidiary hereby agrees that service of process may be made upon the Company and each Designated Subsidiary hereby irrevocably appoints the

105 #94978620v33 Company its authorized agent to accept such service of process, and agrees that the failure of the Company to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. To the extent that any Designated Subsidiary has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each Designated Subsidiary hereby irrevocably waives such immunity in respect of its obligations under this Agreement. Section 9.12. Substitution of Currency. If a change in any Committed Currency occurs pursuant to any applicable law, rule or regulation of any governmental, monetary or multi-national authority, this Agreement (including, without limitation, the definition of Reference Rate) will be amended to the extent determined by the Agent (acting reasonably and in consultation with the Company) to be necessary to reflect the change in currency and to put the Lenders and the Borrowers in the same position, so far as possible, that they would have been in if no change in such Committed Currency had occurred. Section 9.13. Waiver of Trial by Jury. EACH BORROWER, THE LENDERS, THE AGENT AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, OTHER LENDERS EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all- encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Borrowers, the Banks, the Agent and, by its acceptance of the benefits hereof, other Lenders each (i) acknowledges that this waiver is a material inducement for the Borrowers, the Lenders and the Agent to enter into a business relationship, that the Borrowers, the Lenders and the Agent have already relied on this waiver in entering into this Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court. Section 9.14. Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in US Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase US Dollars with such other currency at Citibank’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

106 #94978620v33 (b) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in a Committed Currency into US Dollars, the parties agree to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase such Committed Currency with US Dollars at Citibank’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given. (c) The obligation of any Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender or the Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be), of any sum adjudged to be so due in such other currency, such Lender or the Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with such other currency; if the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender or the Agent (as the case may be) in the applicable Primary Currency, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent (as the case may be) against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum due to any Lender or the Agent (as the case may be) in the applicable Primary Currency, such Lender or the Agent (as the case may be) agrees to remit to such Borrower such excess. Section 9.15. Survival of Certain Provisions. All agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and any increase in the Commitments under this Agreement. The Company’s obligations under Sections 2.10 and 9.04, and the Lender’s obligations under Section 8.05 shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 9.16. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Section 9.17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Section 9.18. USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any Lender) hereby notifies the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Agent, as applicable, to identify such Borrower in accordance with the Act.

107 #94978620v33 Section 9.19. Confidentiality. Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided, however, that, except in the case of disclosure to bank regulators or examiners in accordance with customary banking practices, if legally permitted, written notice of each instance in which Information is required or requested to be disclosed shall be furnished to the Company not less than 30 days prior to the expected date of such disclosure or, if 30 days’ notice is not practicable under the circumstances, as promptly as practicable under the circumstances, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or any action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.19, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or credit protection arrangement or similar transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (iii) any rating agency, or (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the Company or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Company. In addition, the Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agent and the Lenders in connection with the administration of this Agreement and the other Loan Documents. For purposes of this Section, “Information” means all information received from the Company or any of its Subsidiaries relating to the Company or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Company or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 9.19 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 9.20. No Fiduciary Duty. Each Borrower acknowledges that the Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lender Parties”) is acting pursuant to a contractual relationship on an arm’s length basis, and the parties hereto do not intend that any Lender Party act or be responsible as a

108 #94978620v33 fiduciary to any Borrower, its management, stockholders, creditors or any other person. Each Borrower and each Lender Party hereby expressly disclaims any fiduciary relationship and agrees they are each responsible for making their own independent judgments with respect to any transactions entered into between them. Each Borrower also hereby acknowledges that no Lender Party has advised nor is advising such Borrower as to any legal, accounting, regulatory or tax matters, and that such Borrower is consulting its own advisors concerning such matters to the extent it deems appropriate. Section 9.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. As used herein, the following terms have the following meanings: “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for

109 #94978620v33 such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument

110 #94978620v33 under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. [Remainder of page intentionally left blank]

[Signature Page to DXC Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the date first written above. DXC TECHNOLOGY COMPANY, a Nevada corporation, as the Company By: Name: Ceyhun Cetin Title: VP and Treasurer

[Signature Page to DXC Credit Agreement] BANK OF AMERICA, N.A., as a Lender By: Name: Jeannette Lu Title: Managing Director

[Signature Page to DXC Credit Agreement] #94978620v26 JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Zachary Quan Title: Vice President

[Signature Page to DXC Credit Agreement] #94978620v31 ING Bank N.V., Dublin Branch, as a Lender By: Name: Rosemary Healy Title: Vice President By: Name: Cormac Langford Title: Director